Exhibit 99.2

REPORTING SUPPLEMENT

ACADIA REALTY TRUST

Table of Contents
Third Quarter 2011

Section I - Financial Information		Section II - Opportunity Fund Information

Company Information	3	Opportunity Fund Overview	23
Total Market Capitalization	4	Opportunity Fund Properties	24
Operating Statements		Opportunity Fund Lease Expirations	25
Pro-rata Consolidation	5	Redevelopment Projects - Operating	28
Opportunity Funds	6	Redevelopment Projects - Construction and Design	29
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		RCP Venture Investments	30
and Funds Available for Distribution ("FAD")	8	Storage Portfolio	31
EBITDA	9
Same Property Net Operating Income	10
Fee Income	11	Section III - Core Portfolio Information
Balance Sheet - Pro-rata Consolidation	12
Notes Receivable	13	Core Properties	32
Other Information		Core Portfolio by State	34
2011 Guidance	14	Core Top Tenants	35
Net Asset Valuation	15	Core Lease Expirations	36
Selected Financial Ratios	16	Core New and Renewal Rent Spreads	38
Debt Analysis		Core Capital Expenditures	39
Summary	17	Portfolio Demographics	40
Detail	18	Important Notes	42
Maturities with Extension Options	21
Maturities	22

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, 95 properties through its core portfolio and three opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
1311 Mamaroneck Avenue	Jon Grisham	Symbol AKR
Suite 260	Senior Vice President,
White Plains, NY 10605	Chief Accounting Officer
www.acadiarealty.com	(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

Bank of America / Merrill Lynch	FBR Capital Markets	Keefe, Bruyette & Woods, Inc.
Craig Schmidt - (646) 855-3640	Sri Nagarajan - (646) 885-5429	Sheila K. McGrath - (212) 887-7793
craig.schmidt@baml.com	snagarajan@fbr.com	smcgrath@kbw.com

Bank of Montreal	Green Street Advisors	KeyBanc Capital Markets, Inc.
Paul Adornato, CFA - (212) 885-4170	Cedrik LaChance - (949) 640-8780	Todd Thomas - (917) 368-2286
paul.adornato@bmo.com	clachance@greenst.com	tthomas@keybanccm.com

Citigroup - Global Markets	Janney Montgomery Scott	Macquarie Capital (USA)
Quentin Velleley, CFA - (212) 816-6981	Andrew T. DiZio, CFA - (215) 665-6439	Rob Stevenson - (212) 231-8068
quentin.velleley@citi.com	adizio@jmsonline.com	rob.stevenson@macquarie.com

Cowen and Company	J.P. Morgan Securities, Inc.	RBC Capital Markets
Michael Gorman - (646) 562-1381	Michael W. Mueller, CFA - (212) 622-6689	Rich Moore, CFA - (440) 715-2646
michael.gorman@cowen.com	michael.w.mueller@jpmorgan.com	rich.moore@rbccm.com

UBS
Christy McElroy - (203) 719-7831
christy.mcelroy@ubs.com

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt, dollars in thousands)

					Capitalization
	Percent of	Total Market Capitalization			based on
	Total Equity	$		%	Net Debt1
Equity Capitalization
Total Common Shares Outstanding	98.8%	$40,333
Common Operating Partnership ("OP") Units	1.2%	493
Combined Common Shares and OP Units		40,826

Share Price September 30, 2011		18.70

Equity Capitalization - Common Shares and OP Units		763,446
Preferred OP Units		469	2
Total Equity Capitalization		763,915		64%	68%

Debt Capitalization
Consolidated debt		871,182
Adjustment to reflect pro-rata share of debt		(440,183)
Total Debt Capitalization		430,999		36%	32%

Total Market Capitalization		$1,194,913		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
	September 30, 2011		September 30, 2010
	Quarter	Year-to-date	Quarter	Year-to-date
Weighted average Common Shares - Basic EPS	40,340	40,330	40,169	40,096
Dilutive potential Common Shares	289	292	262	239
Weighted average Common Shares - Diluted EPS	40,629	40,622	40,431	40,335
OP Units	493	477	449	506
Dilutive potential OP Units	25	-	25	-
Weighted average Common Shares and OP Units - Diluted FFO	41,147	41,099	40,905	40,841

Notes:
1 Reflects debt net of Core Portfolio and pro-rata share of Opportunity Funds cash balance ("Net Debt"). Cash balance as of September 30, 2011 was $76,318
2 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
3 Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation1
Current Quarter and Year-to-Date
(in thousands)

	Year-to-date ended September 30, 2011							Three months ended September 30, 2011
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
			Total							Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued		Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures 2	Operations	Operations	Operations	Operations		Owned	Ventures 2	Operations	Operations	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$32,577	$4,850	$37,427	$1,259	$10,838	$107	$49,631	$11,151	$1,596	$12,747	$-	$3,842	$33	$16,622
Percentage rents	282	49	331	37	9	-	377	58	-	58	-	7	-	65
Expense reimbursements - CAM	3,236	558	3,794	289	864	15	4,962	770	179	949	-	275	4	1,228
Expense reimbursements - Taxes	4,959	729	5,688	172	928	12	6,800	1,748	252	2,000	-	384	4	2,388
Other property income	59	5	64	1	285	-	350	20	2	22	-	118	-	140
Total Property Revenues	41,113	6,191	47,304	1,758	12,924	134	62,120	13,747	2,029	15,776	-	4,626	41	20,443

PROPERTY EXPENSES
Property operating - CAM	4,604	743	5,347	537	1,116	40	7,040	1,180	221	1,401	-	370	17	1,788
Other property operating (Non-CAM)	1,584	122	1,706	86	2,770	13	4,575	491	79	570	-	885	3	1,458
Real estate taxes	6,271	863	7,134	286	1,598	32	9,050	2,272	292	2,564	-	588	10	3,162
Total Property Expenses	12,459	1,728	14,187	909	5,485	84	20,665	3,943	592	4,535	-	1,843	30	6,408

NET OPERATING INCOME - PROPERTIES	28,654	4,463	33,117	849	7,440	49	41,455	9,804	1,437	11,241	-	2,782	12	14,035

OTHER INCOME (EXPENSE)
Mezzanine interest income	8,565	-	8,565	-	185	-	8,750	1,276	-	1,276	-	62	-	1,338
Other interest income	219	-	219	-	-	-	219	105	-	105	-	-	-	105
Straight-line rent income, net	243	35	278	(1)	1,053	22	1,352	80	5	85	-	258	13	356
Straight-line ground rent expense	-	-	-	-	(66)	-	(66)	-	-	-	-	(22)	-	(22)
FAS 141 rent, net	(480)	105	(375)	-	120	-	(255)	(237)	35	(202)	-	17	-	(185)
FAS 141 interest expense	15	-	15	-	37	-	52	5	-	5	-	16	-	21
Interest expense	(12,050)	(2,794)	(14,844)	-	(2,833)	-	(17,677)	(3,770)	(943)	(4,713)	-	(1,059)	-	(5,772)
Amortization of loan costs	(347)	-	(347)	-	(511)	-	(858)	(99)	-	(99)	-	(198)	-	(297)
Asset and property management expense	(44)	-	(44)	-	2	-	(42)	(19)	-	(19)	-	-	-	(19)
Promote expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	984	-	984	-	10	-	994	410	-	410	-	10	-	420
Pre-acquisition costs	(584)	-	(584)	-	(17)	-	(601)	(565)	-	(565)	-	(1)	-	(566)
Impairment of asset	-	-	-	-	(0)	(2,616)	(2,616)	-	-	-	-	-	-	-
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	25,175	1,809	26,984	848	5,420	(2,545)	30,707	6,990	534	7,524	-	1,866	24	9,414

FEE INCOME
Asset and property management fees and priority distributions	9,449	-	9,449	-	52	-	9,501	3,189	-	3,189	-	15	-	3,204
Transactional fees2	5,193	-	5,193	-	-	-	5,193	1,381		1,381	-	-	-	1,381
Provision for income taxes	(415)	-	(415)	-	126	-	(289)	473	-	473	-	47	-	520
FEE INCOME	14,227	-	14,227	-	178	-	14,405	5,043	-	5,043	-	62	-	5,105

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	762	-	762	-	-	-	-	724	-	724
Promote income - RCP	-	-	-	-	(118)	-	(118)	-	-	-	-	(90)	-	(90)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	96	3	99	-	7	-	106	60	-	60	-	-	-	60
Gain (loss) on extinguishment of debt	1,268	-	1,268	-	-	-	1,268	(303)	-	(303)	-	-	-	(303)
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	(200)	(1)	(201)	-	(7)	-	(208)	(217)	-	(217)	-	(1)	-	(218)
Total Promote, RCP and Other Income	1,164	2	1,166	-	644	-	1,810	(460)	-	(460)	-	633	-	173

GENERAL AND ADMINISTRATIVE	(17,218)	(9)	(17,227)	-	(279)	-	(17,506)	(5,853)	(1)	(5,854)	-	(90)	-	(5,944)

Depreciation and amortization	(9,739)	(1,084)	(10,823)	(343)	(3,118)	(26)	(14,310)	(3,201)	(338)	(3,539)	-	(1,062)	-	(4,601)
FAS 141 amortization	228	-	228	-	(494)	-	(266)	108	-	108		(186)	-	(78)
Gain on sale of properties	-	-	-	28,576	-	784	29,360	-	-	-	-	-	-	-
Income before noncontrolling interests	13,837	718	14,555	29,081	2,351	(1,787)	44,200	2,627	195	2,822	-	1,223	24	4,069

Noncontrolling interest - OP	(549)	-	(549)	-	-	-	(549)	(63)	-	(63)	-	-	-	(63)
Noncontrolling interests	-	-	-	-	17	-	17	-	-	-	-	5	-	5

NET INCOME	$13,288	$718	$14,006	$29,081	$2,368	$(1,787)	$43,668	$2,564	$195	$2,759	$-	$1,228	$24	$4,011

Notes:
1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
2The Company has a 22.2% interest in Brandywine Portfolio ("Brandywine") and a 49% interest in the Crossroads Shopping Center ("Crossroads")  which are accounted for as unconsolidated investments in the Company's financial statements.

2Consists of development, construction, leasing and legal fees.

Income Statements - Opportunity Funds1
Year-to-Date
(in thousands)

	Year-to-date ended September 30, 2011
					Continuing	Discontinued							Continuing	Discontinued		AKR		Pro-rata		AKR	Total
					Operations	Operations							Operations	Operations		Pro-		share of		Pro-	AKR
	Fund I	Fund I	Fund I	AKR	AKR Pro-	AKR Pro-		AKR	AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		rata		Fund III		rata	Pro-
	Continuing	Discontinued	Consolidated	Promote	rata share	rata share	Mervyns	Promote	rata share	Continuing	Discontinued	Consolidated	rata share	rata share	Mervyns	share		unconsolidated	Adjusted	share	rata
	Operations	Operations	Operations3	20.00%	22.22%	22.22%	I	20.00%	22.22%	Operations	Operations	Operations	20.00%	20.00%	II	20.00%	Fund III	affiliates4	Fund III	19.90%	share

PROPERTY REVENUES
Minimum rents	$2,518	$448	$2,966	$593	$430	$98	$-	$-	$-	$22,464	$44	$22,508	$4,490	$9	$-	$-	$21,524	$5,217	$26,741	$5,323	$10,943
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	4	44	48	9	9
Expense reimbursements - CAM	115	67	182	36	17	15	-	-	-	2,336	-	2,336	467	-	-	-	973	753	1,726	343	879
Expense reimbursements - Taxes	21	55	76	15	1	12	-	-	-	1,773	-	1,773	354	-	-	-	2,641	159	2,800	557	940
Other property income	-	-	-	-	-	-	-	-	-	301	-	301	60	-	-	-	1,099	34	1,133	225	285
Total Property Revenues	2,654	570	3,224	645	448	125	-	-	-	26,874	44	26,918	5,371	9	-	-	26,241	6,207	32,448	6,457	13,056

PROPERTY EXPENSES
Property operating - CAM	152	178	330	66	19	40	-	-	-	3,385	1	3,386	677	-	-	-	1,283	494	1,777	353	1,156
Other property operating (Non-CAM)	758	58	816	163	132	13	-	-	-	4,194	-	4,194	839	-	-	-	4,888	3,326	8,214	1,635	2,783
Real estate taxes	59	143	202	40	4	32	-	-	-	3,048	-	3,048	609	-	-	-	4,314	434	4,748	945	1,630
Total Property Expenses	969	379	1,348	270	155	84	-	-	-	10,627	1	10,628	2,125	-	-	-	10,485	4,254	14,739	2,933	5,569

NET OPERATING INCOME - PROPERTIES	1,685	191	1,876	375	293	40	-	-	-	16,247	43	16,290	3,246	9	-	-	15,756	1,953	17,709	3,524	7,487

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	930	-	930	185	185
Other interest income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1	1	-	-
Straight-line rent income, net	113	98	211	42	16	22	-	-	-	3,839	-	3,839	767	-	-	-	828	312	1,140	228	1,075
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(324)	-	(324)	(66)	-	-	-	-	-	-	-	(66)
FAS 141 rent, net	-	-	-	-	-	-	-	-	-	(152)	-	(152)	(30)	-	-	-	(439)	1,193	754	150	120
FAS 141 interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	189	189	37	37
Interest expense	(121)	-	(121)	(24)	(22)	-	-	-	-	(8,068)	-	(8,068)	(1,613)	-	-	-	(3,837)	(2,071)	(5,908)	(1,175)	(2,833)
Amortization of loan costs	(27)	-	(27)	(5)	(5)	-	-	-	-	(1,885)	-	(1,885)	(377)	-	-	-	(625)	-	(625)	(125)	(511)
Asset and property management expense 2	27	(21)	6	-	2	-	-	-	-	(4,010)	-	(4,010)	-	-	(429)	-	(7,150)	(248)	(7,398)	-	2
Promote expense2	954	-	954	-	-	-	(62)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	50	50	10	10
Pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(81)	1	(80)	(17)	(17)
Impairment of asset	-	(6,925)	(6,925)	-	-	(2,616)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(2,616)
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,285)	1,285	-	-	-
OPPORTUNITY FUND INCOME	2,631	(6,657)	(4,026)	388	284	(2,554)	(62)	-	-	5,647	43	5,690	1,927	9	(429)	-	4,097	2,665	6,762	2,817	2,873

FEE INCOME
Asset and property management fees and
priority distributions 2	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	264	264	52	52
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	(16)	-	(16)	(3)	-	-	-	649	-	649	129	126
Total Fee Income	-	-	-	-	-	-	-	-	-	(16)	-	(16)	(3)	-	-	-	649	264	913	181	178

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	(582)	-	(103)	-	-	-	-	-	4,330	866	-	-	-	-	762
Promote income - RCP	-	-	-	-	-	-	-	(117)	-	-	-	-	-	-	-	-	-	-	-	-	(117)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	34	34	7	7
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	(11)	-	(11)	(2)	(2)	-	(1)	(0)	(0)	-	-	-	-	-	(8)	(2)	-	-	-	-	(7)
Total Promote, RCP and Other Income	(11)	-	(11)	(2)	(2)	-	(583)	(117)	(104)	-	-	-	-	-	4,322	864	-	34	34	7	645

GENERAL AND ADMINISTRATIVE	(79)	-	(79)	(16)	(14)	-	(5)	(1)	(1)	(602)	-	(602)	(120)	-	(54)	(11)	(561)	(24)	(585)	(117)	(279)

Depreciation and amortization	(420)	(118)	(538)	(108)	(69)	(26)	-	-	-	(7,803)	-	(7,803)	(1,561)	-	-	-	(5,517)	(1,408)	(6,924)	(1,378)	(3,143)
FAS 141 amortization	-	-	-	-	-	-	-	-	-	(161)	-	(161)	(33)	-	-	-	(783)	(1,531)	(2,314)	(461)	(494)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	3,918	3,918	-	784	-	-	-	-	-	-	784
Income before noncontrolling interest	2,121	(6,775)	(4,654)	262	199	(2,580)	(650)	(118)	(104)	(2,935)	3,961	1,026	210	793	3,839	853	(2,115)	-	(2,114)	1,049	564

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	5	-	5	1	-	-	-	79	-	79	16	17

NET INCOME	$2,121	$(6,775)	$(4,654)	$262	$199	$(2,580)	$(650)	$(118)	$(104)	$(2,930)	$3,961	$1,031	$211	$793	$3,839	$853	$(2,036)	$-	$(2,035)	$1,065	$581

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. `
2 Funds I, II & III and the Mervyn's entities pay various fees to and promotes the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been deducted from each of the income statement line items.
4 Represents Fund III's pro-rata share of the following unconsolidated investments: White City, White Oak, Lincoln Road. and Self-Storage Management.

Income Statements - Opportunity Funds1
Current Quarter
(in thousands)

			Three months ended September 30, 2011
					Continuing	Discontinued			AKR				Continuing	Discontinued		AKR		Pro-rata
					Operations	Operations			Pro-				Operations	Operations		Pro-		share of			Total
	Fund I	Fund I	Fund I	AKR	AKR Pro-	AKR Pro-		AKR	rata	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		rata		Fund III		AKR Pro-	AKR
	Continuing	Discontinued	Consolidated	Promote	rata share	rata share		Promote	share	Continuing	Discontinued	Consolidated	rata share	rata share		share		unconsolidated	Adjusted	rata share	Pro-
	Operations	Operations	Operations3	20.00%	22.22%	22.22%	Mervyns I	20.00%	22.22%	Operations	Operations	Operations	20.00%	20.00%	Mervyns II	20.00%	Fund III	affiliates4	Fund III	19.90%	rata share

PROPERTY REVENUES
Minimum rents	$834	148	$982	$196	$142	$33	$-	$-	$-	$7,924	$-	$7,924	$1,584	$-	$-	$-	$7,777	$1,870	$9,647	$1,920	$3,875
Percentage rents	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	5	31	36	7	7
Expense reimbursements - CAM	33	19	52	10	5	4	-	-	-	669		669	134	-	-	-	324	305	629	125	279
Expense reimbursements - Taxes	55	18	73	15	9	4	-	-	-	657		657	131	-	-	-	1,096	56	1,152	229	388
Other property income	-	-	-	-	-	-	-	-	-	136	-	136	27	-	-	-	449	7	456	91	118
Total Property Revenues	922	185	1,107	221	156	41	-	-	-	9,386	-	9,386	1,876	-	-	-	9,651	2,269	11,920	2,372	4,667

PROPERTY EXPENSES
Property operating - CAM	43	75	118	24	4	17	-	-	-	1,105	-	1,105	221	-	-	-	440	170	610	121	387
Other property operating (Non-CAM)	289	12	301	60	51	3	-	-	-	1,204	-	1,204	241	-	-	-	1,527	1,151	2,678	533	888
Real estate taxes	68	46	114	23	10	10	-	-	-	1,071	-	1,071	214	-	-	-	1,553	159	1,712	341	598
Total Property Expenses	400	133	533	107	65	30	-	-	-	3,380	-	3,380	676	-	-	-	3,520	1,480	5,000	995	1,873

NET OPERATING INCOME - PROPERTIES	522	52	574	115	90	12	-	-	-	6,006	-	6,006	1,200	-	-	-	6,131	789	6,920	1,377	2,794

OTHER INCOME (EXPENSE)
Mezzanine interest income	-		-	-	-	-	-	-	-	-		-	-	-	-	-	310	-	310	62	62
Other interest income	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	1	1	-	-
Straight-line rent income, net	16	57	73	15	0	13	-	-	-	766		766	153	-	-	-	297	153	450	90	271
Straight-line ground rent	-		-	-	-	-	-	-	-	(108)		(108)	(22)	-	-	-	-	-	-	-	(22)
FAS 141 rent, net	-		-	-	-	-	-	-	-	(22)		(22)	(4)	-	-	-	(141)	246	105	21	17
FAS 141 interest expense	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	81	81	16	16
Interest expense	(41)		(41)	(8)	(7)	-	-	-	-	(3,040)		(3,040)	(608)	-	-	-	(1,439)	(754)	(2,193)	(436)	(1,059)
Amortization of loan costs	(9)		(9)	(2)	(2)	-	-	-	-	(708)		(708)	(142)	-	-	-	(264)	-	(264)	(53)	(198)
Asset and property management expense2	9	-7	2	-	-	-	-	-	-	(1,368)		(1,368)	-	-	(143)	-	(2,594)	(87)	(2,681)	-	-
Promote expense2	(90)		(90)	-	-	-	90	-	-	-		-	-	-	-	-	-	-	-	-	-
Other income	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	48	48	10	10
Pre-acquisition costs	-		-	-	-	-	-	-	-	-		-	-	-	-	-	(3)	-	(3)	(1)	(1)
Impairment of asset	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated affiliate, net of taxes	-		-	-	-	-		-	-	-		-	-	-	-	-	(601)	601	-	-	-
OPPORTUNITY FUND INCOME	407	102	509	119	82	24	90	-	-	1,526	-	1,526	577	-	(143)	-	1,696	1,078	2,774	1,086	1,890

FEE INCOME
Asset and property management fees and
priority distributions	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	75	75	15	15
Transactional fees	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-		-	-	-	-	-	-	-	(5)	-	(5)	(1)	-	-	-	241	-	241	48	47
Total Fee Income	-	-	-	-	-	-	-	-	-	(5)	-	(5)	(1)	-	-	-	241	75	316	63	62

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-		-	-	-	-	(449)	-	(80)	-		-	-	-	4,020	804	-	-	-	-	724
Promote income - RCP	-		-	-	-	-	-	(90)	-	-		-	-	-	-	-	-	-	-	-	(90)
Promote income - Fund capital transactions	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Lease termination income	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	-		-	-	-	-	-	-	-	-	-	-	-	-	(4)	(1)	-	-	-	-	(1)
Total Promote, RCP and Other Income	-	-	-	-	-	-	(449)	(90)	(80)	-	-	-	-	-	4,016	803	-	-	-	-	633

GENERAL AND ADMINISTRATIVE	(10)		(10)	(2)	(2)	-	(1)	(0)	(0)	(247)		(247)	(49)	-	(14)	(3)	(157)	(13)	(170)	(34)	(90)
										.
Depreciation and amortization	(89)		(89)	(18)	(16)	-	-	-	-	(2,685)		(2,685)	(537)	-	-	-	(1,945)	(517)	(2,462)	(490)	(1,062)
FAS 141 amortization	-		-	-	-	-	-	-	-	(23)		(23)	(5)	-	-	-	(285)	(623)	(908)	(181)	(186)
Gain on sale of properties	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	308	102	410	100	64	24	(360)	(90)	(80)	(1,434)	-	(1,434)	(15)	-	3,859	800	(450)	-	(450)	444	1,247

Noncontrolling interest - OP	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-		-	-	-	-	-	-	-	(1)	-	(1)	-	-	-	-	25	-	25	5	5

NET INCOME	$308	$102	$410	$100	$64	$24	$(360)	$(90)	$(80)	$(1,435)	$-	$(1,435)	$(15)	$-	$3,859	$800	$(425)	$-	$(425)	$449	$1,252

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's

which are consolidated with the Company's financial statements.																					`
2 Funds I, II & III and the Mervyn's entities pay various fees to and promotes the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been deducted from each of the income statement line items.
4 Represents Fund III's pro-rata share of the following unconsolidated investments: White City, White Oak, Lincoln Road. and Self-Storage Management.

Funds from Operations ("FFO") 1
(in thousands)

	2011				2010
	Current	Current	Previous	Previous	Historic	Historic
	Year-to-Date	Quarter	Quarter	Quarter	Year-to-Date	Quarter
	Period ended	3 months ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	September 30, 2011	September 30, 2011	June 30, 2011	March 31, 2011	September 30, 2010	September 30, 2010

Net Income	$43,668	$4,011	$30,234	$9,423	$23,045	$5,117
Add back:
Depreciation of real estate and amortization of leasing costs: (net of noncontrolling interest share)
Consolidated affiliates	13,582	4,527	4,597	4,458	13,757	4,967
Unconsolidated affiliates	1,071	338	381	352	1,187	354
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates	(29,360)	-	(28,576)	(784)	-	-
Income attributable to noncontrolling interests'
share in Operating Partnership	536	59	362	115	309	64
Distributions on Preferred OP Units	14	5	5	4	14	5
FFO	$29,511	$8,940	$7,003	$13,568	$38,312	$10,507

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$29,511	$8,940	$7,003	$13,568	$38,312	$10,507
Straight line rent, net	(1,352)	(356)	(539)	(457)	(653)	(138)
Straight-line ground rent expense	66	22	22	22	66	22
FAS 141 rent, net	255	185	(68)	138	494	157
FAS 141 interest expense	(52)	(21)	(26)	(5)	(15)	(5)
Impairment of asset	2,616	-	2,616	-	-	-
Amortization of discount on convertible debt	720	180	271	269	774	263
Non real estate depreciation	347	115	116	116	371	115
Amortization of finance costs	866	305	272	289	860	282
Amortization of cost of management contracts	195	60	60	75	282	104
Tenant improvements	(5,817)	(2,000)	(2,580)	(1,237)	(2,762)	(1,054)
Leasing commissions	(1,077)	(191)	(411)	(475)	(521)	(126)
Capital expenditures	(218)	-	-	(218)	-	-
Gain from bargain purchase	-	-	-	-	(6,383)	-
(Gain) loss on extinguishment of debt	(1,268)	303	102	(1,673)	-	-
AFFO	$24,792	$7,542	$6,838	$10,412	$30,825	$10,127

Funds Available for Distribution ("FAD")
AFFO	$24,792	$7,542	$6,838	$10,412	$30,825	$10,127
Scheduled principal repayments	(1,953)	(654)	(667)	(632)	(1,555)	(525)
FAD	$22,839	$6,888	$6,171	$9,780	$29,270	$9,602

Total weighted average shares and OP Units:
Basic	40,807	40,833	40,804	40,784	40,602	40,643
Diluted	41,099	41,147	41,104	41,046	40,841	40,905

FFO per share:
FFO per share - Basic	$0.72	$0.22	$0.17	$0.33	$0.94	$0.26
FFO per share - Diluted	$0.72	$0.22	$0.17	$0.33	$0.94	$0.26

AFFO per share - Basic	$0.61	$0.18	$0.17	$0.26	$0.76	$0.25
AFFO per share - Diluted	$0.60	$0.18	$0.17	$0.25	$0.75	$0.25

FAD per share - Basic	$0.56	$0.17	$0.15	$0.24	$0.72	$0.24
FAD per share - Diluted	$0.56	$0.17	$0.15	$0.24	$0.72	$0.23

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2 Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

Income Statements - EBITDA
Current Quarter and Year-to-Date
(in thousands)

	Year-to-Date							Current Quarter
	Period ended September 30, 2011							Three months ended September 30, 2011
	Core Retail				Opportunity Funds			Core Retail				Opportunity Funds
			Total			`				Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued	TOTAL	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued	TOTAL
	Owned	Ventures	Operations	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations	Operations

NET INCOME	$13,288	$718	$14,006	$29,081	$2,368	$(1,787)	$43,668	$2,564	$195	$2,759	$-	$1,228	$24	$4,011

Add back:
Depreciation and amortization	9,739	1,084	10,823	343	3,118	26	14,310	3,201	338	3,539	-	1,062	-	4,601
FAS 141 amortization	(228)	-	(228)	-	494	-	266	(108)	-	(108)	-	186	-	78
Interest expense	12,050	2,794	14,844	-	2,833	-	17,677	3,770	943	4,713	-	1,059	-	5,772
Amortization of loan costs	347	-	347	-	511	-	858	99	-	99	-	198	-	297
FAS 141 interest expense	(15)	-	(15)	-	(37)	-	(52)	(5)	-	(5)	-	(16)	-	(21)
Impairment of asset	-	-	-	-	0	2,616	2,616	-	-	-	-	-	-	-
Gain on sale of properties	-	-	-	(28,576)		(784)	(29,360)	-	-	-	-	-	-	-
Provision for income taxes	615	1	616	-	(119)	-	497	(256)	-	(256)	-	(46)	-	(302)
(Gain) loss on extinguishment of debt	(1,268)	-	(1,268)	-	-	-	(1,268)	303	-	303	-	-	-	303
Noncontrolling interest - OP	549	-	549	-	-	-	549	63	-	63	-	-	-	63
Noncontrolling interests	-	-	-	-	(17)	-	(17)	-	-	-	-	(5)	-	(5)

EBITDA	$35,077	$4,597	$39,674	$848	$9,151	$71	$49,744	$9,631	$1,476	$11,107	$-	$3,666	$24	$14,797

Core Portfolio
Net Operating Income (NOI) - Same Property Performance 1
(in thousands)

	Quarter			Year-to-Date
			Growth in Same			Growth in Same
	Three months ended		Property NOI -	Period ended		Property NOI -
			Continuing Operations			Continuing Operations
	September 30, 2011	September 30, 2010	Favorable (unfavorable)	September 30, 2011	September 30, 2010	Favorable (unfavorable)

Reconciliation of total NOI to same property NOI:

NOI - Retail properties	$11,241	$11,163		$33,117	$33,606
NOI - Discontinued Operations	-	773		849	2,147

Total NOI	11,241	11,936		33,966	35,753

NOI - Properties acquired or in redevelopment	(718)	(56)		(911)	(130)
NOI - Discontinued Operations	-	(773)		(849)	(2,147)

Total	$10,523	$11,107	-5.3%	$32,206	$33,476	-3.8%

Same property NOI by revenues/expenses:

Revenues	$14,855	$15,570	-4.6%	$46,168	$47,152	-2.1%
Expenses	4,332	4,463	2.9%	13,962	13,676	-2.1%

Total Core Portfolio	$10,523	$11,107	-5.3%	$32,206	$33,476	-3.8%

Notes:
1 The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

Income Statements - Fee income by Opportunity Fund
Current Quarter and Year-to-Date
(in thousands)

	Fund I	Fund II	Fund III	Other	Total
Period ended September 30, 2011
Asset and property management fees and priority distributions	$325	$3,395	$5,005	$724	$9,449
Transactional fees	162	3,231	1,356	444	5,193
Total management fees and priority distributions	$487	$6,626	$6,361	$1,168	$14,642

	Fund I	Fund II	Fund III	Other	Total
Current quarter ended September 30, 2011
Asset and property management fees and priority distributions	$108	$1,161	$1,686	$234	$3,189
Transactional fees	72	993	298	18	1,381
Total management fees and priority distributions	$180	$2,154	$1,984	$252	$4,570

	Fund I	Fund II	Fund III	Other	Total
Prior Quarter ended June 30, 2011
Asset and property management fees and priority distributions	$109	$1,180	$1,661	$245	$3,195
Transactional fees	69	705	678	42	1,494
Total management fees and priority distributions	$178	$1,885	$2,339	$287	$4,689

	Fund I	Fund II	Fund III	Other	Total
Prior Quarter ended March 31, 2011
Asset and property management fees and priority distributions	$108	$1,054	$1,658	$245	$3,065
Transactional fees	21	1,533	380	384	2,318
Total management fees and priority distributions	$129	$2,587	$2,038	$629	$5,383

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated	Noncontrolling	Company's	Pro-Rata
	Balance	Interest in	Interest in	Consolidated
	Sheet	Consolidated	Unconsolidated	Balance
	As Reported 1	Subsidiaries	Subsidiaries	Sheet 2			Notes
ASSETS
Real estate
Land	$268,077	$(136,048)	$15,471	$147,500		1	The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the opinion of management, are necessary for the fair presentation of the consolidated balance sheet for the interim period.
Buildings and improvements	958,549	(469,721)	67,219	556,047
Construction in progress	3,983	(1,654)	46	2,375
	1,230,609	(607,423)	82,736	705,922
Less: accumulated depreciation	(200,840)	59,935	(11,422)	(152,327)
Net real estate	1,029,769	(547,488)	71,314	553,595		2	The Company currently invests in Funds I, II & III and Mervyns I & II which are consolidated with the Company's financial statements. To provide investors with supplemental information, the Company's investments in these joint ventures are reflected above on a pro-rata basis by calculating its ownership percentage for each of the above asset and liability line items. Similarly, the above presentation also includes the Company's share of assets and liabilities for unconsolidated investments which are accounted for under the equity method of accounting for the Company's finanical statements.

Net real estate under development	229,223	(169,920)	-	59,303

Cash and cash equivalents	98,027	(26,160)	4,451	76,318
Cash in escrow	27,553	(18,168)	761	10,146
Investments in and advances to unconsolidated affiliates	78,420	(45,466)	(15,624)	17,331
Rents receivable, net	4,411	(1,269)	6	3,148
Straight-line rents receivable, net	18,768	(10,364)	1,431	9,835
Intercompany	-	-	-	-
Notes Receivable	41,304	(13,249)	-	28,055
Preferred equity investment	-	-	-	-		3	The components of Net real estate under development are as follows:
Deferred charges, net	25,696	(22,005)	1,448	5,139			Fund II	$178,595
Prepaid expenses and other assets	27,637	18,920	(699)	45,858	4		Fund III	26,100
Acquired lease intangibles	22,975	(11,135)	1,261	13,101			Total Opportunity Funds	204,695
Assets of discontinued operations	2,684	-	-	2,684			Core Portfolio	24,528
							Total	$229,223
Total Assets	$1,606,467	$(846,304)	$64,349	$824,513
						4	The components of Prepaid expenses and other assets are as follows:
LIABILITIES AND SHAREHOLDERS' EQUITY							Due from Fund Investors	$35,897
							Prepaid expenses	5,402
Mortgage notes payable	$846,358	$(522,433)	$82,249	$406,175			Accrued interest on Notes Receivable	2,062
Notes payable	24,824	-	-	24,824			Income tax receivables	917
Valuation of debt at acquisition, net of amortization	41	(16)	194	219			Corporate assets	1,138
Acquired lease intangibles	5,592	(2,782)	1,769	4,579			Other	442
Accounts payable and accrued expenses	31,992	(10,915)	841	21,918			Total	$45,858
Dividends and distributions payable	7,507	-	-	7,507
Due to related parties	-	-	-	-
Share of losses in excess of inv. in unconsolidated affiliates	21,401	-	(21,401)	-
Other liabilities	18,914	(7,592)	697	12,019
Liabilities of discontinued operations	289	-	-	289
Total liabilities	956,918	(543,738)	64,349	477,530

Shareholders' equity:
Common shares	40	-	-	40
Additional paid-in capital	303,783	-	-	303,783
Accumulated other comprehensive income	(4,231)	-	-	(4,231)
Retained earnings	39,098	-	-	39,098
Total controlling interest	338,690	-	-	338,690
Non-controlling interest in subsidiary	310,859	(302,566)	-	8,293
Total shareholders' equity	649,549	(302,566)	-	346,983

Total Liabilities and Shareholders' Equity	$1,606,467	$(846,304)	$64,349	$824,513

Notes Receivable 1
(in thousands)

	Balance at			Balance at							Underlying third-party
	June 30, 2011	Third		September 30, 2011			Stated	Effective			first mortgage
		Quarter			Accrued		Interest	Interest	Maturity	Extension
Investment	Principal	Activity		Principal	Interest	Total	Rate	Rate 2	Dates	Options	Amount	Maturity Dates

Georgetown - 5 property portfolio	$8,000	$(8,000)	3	$-	$-	$-

First mortgage and other notes	8,854	4,000		12,854	704	13,558	9.92%	9.94%	2011/2012	-	n/a	n/a

Mezzanine notes	18,075	(166)		17,909	884	18,793	14.42%	15.22%	Various	-	272,289	2011 thru 2019

Total notes receivable	$34,929	$(4,166)		$30,763	$1,588	$32,351	12.54%	13.01%

Notes:
1 The above activity does not include a $10,000 Fund III first mortgage investment and other non-real estate loans of $541.
2 Inclusive of points and exit fees.
3 During the third quarter 2011, the Company acquired a 50% interest in the Georgetown portfolio. Consequently, the $8.0 million note receivable was reclassified to Investments in and Advances to Unconsolidated Affiliates.

2011 Guidance - Highlights
(in millions except per share amounts, all per share amounts are fully diluted)

	Current
	2011 Guidance	2010 Actual
Overall:

Fully diluted Common Shares and OP Units	41,000	40,876

Full year Funds from Operations ("FFO") per share	$0.94 to $1.00	$1.23

Earnings per Share ("EPS")	$0.44 to $0.50	$0.74

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income1	$42.5 to $42.0	$48.2

Asset and property management fee income, net of TRS taxes	$11.0 to $11.5	$10.5

Transactional fee income, net of TRS taxes	$6.0 to $7.0	$5.7

Promote, RCP and other income, net of TRS taxes	$2.0 to $3.0	$1.9

Gain on bargain purchase	-	$6.4

General and administrative expense	$(23.0) to $(22.5)	$(22.2)

Total	$38.5 to $41.0	$50.5

1 Includes additional interest on the Company's convertible debt pursuant to
ASC Topic 470-20 "Debt with Conversion and Other Options" as follows:	$1.1	$1.0

Net Asset Valuation Information
(in thousands)

	CORE	FUND I			FUND II				FUND III
		Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share
			%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Operating properties1	$11,241	--			$-	$-	20.00%	$-	$3,047	$12,188	19.90%	$2,425
Operating properties - Unconsolidated Affiliates					-	-			789	3,156		628
Development Portfolio
Construction complete - Stabilized	-				1,998	7,992		1,598	-	-		-
Construction complete - Pre-stabilized	-				3,619	14,476		2,895	247	988		197
Storage portfolio	-				389	1,556		311	2,837	11,348		2,258
Total NOI	$11,241				$6,006	$24,024		$4,805	$6,920	$27,680		$5,508

Cost to Date2
Construction complete (both stabilized and pre-stabilized)						$407,200		$81,440		$24,400		$4,856
Under construction						95,300		19,060		-		-
In-design						34,000		6,800		75,400		15,005
Storage portfolio						-		-		186,700		37,154

Costs to Complete2
Construction complete (both stabilized and pre-stabilized)						$15,600		$3,120		$1,600		$318
Under construction						154,700		30,940		-		-
In-design						-		-		-		-

Annual NOI Upon Stabilization (Mid-Point of Range)
Construction complete (both stabilized and pre-stabilized)						$33,824		$6,765		$2,080		$414
Storage portfolio						-		-		14,936		2,972
Under construction						20,000		4,000		-		-

Debt4	$296,735	$8,260				$328,366		$61,904		$359,862		$69,238

Gross asset value1		43,500
Net Asset Value		$35,240	37.78%	$13,314

Notes:
1It is not recommended to apply a capitalization rate to current Fund I NOI as this NOI declines during 2011 due primarily to the structure of the Kroger/Safeway Portfolio leases.
Fund I value is based on property appraisals. Pro-rata share is 20% (AKR promote) + 22% x 80% ( AKR remaining share after promote) = 37.78%.
Total future promote is approximatly $5,500 ($35,140 x 20% x 77.78%).
2See detail on pages 28 and 29 of this supplement.

Selected Operating Ratios
(in thousands)

	Three months ended September 30,				Nine months ended September 30,					Three months ended September 30,		Three months ended June 30,

	2011		2010		2011		2010			2011		2011
COVERAGE RATIOS1									LEVERAGE RATIOS

EBITDA2	$14,797		$17,961		$49,744		$53,254		Debt4	$430,999		$438,419
Divided by Interest expense	5,772		6,041		17,677		17,967		Total Market Capitalization	1,194,913		1,268,881
Interest Coverage Ratio	2.56	x	2.97	x	2.81	x	2.96	x	Debt/Total Market Capitalization	36%		35%

EBITDA	$14,797		$17,961		$49,744		$53,254		Debt + Preferred Equity (Preferred O.P. Units)	$431,467		$438,929
Divided by ( Interest expense	5,772		6,041		17,677		17,967		Total Market Capitalization	1,194,913		1,268,881
Plus: Preferred Dividends)3	5		5		14		14		Debt+Preferred Equity/Total Market Capitalization	36%		35%
Fixed Charge Coverage Ratio	2.56	x	2.97	x	2.81	x	2.96	x
									Debt	$296,735		$306,590
EBITDA	$14,797		$17,961		$49,744		$53,254		EBITDA (Annualized)	52,899		57,134
Divided by ( Interest expense	5,772		6,041		17,677		17,967		Debt/EBITDA - Core Portfolio	5.61	x	5.37	x
Plus: Principal Amortization)	654		525		1,953		1,555
Debt Service Coverage Ratio	2.30	x	2.74	x	2.53	x	2.73	x	Debt5	$234,044		$178,608
									EBITDA (Annualized)	52,899		57,134
Payout Ratios									Net Debt/EBITDA - Core Portfolio	4.42	x	3.13	x

Dividends (Shares) & Distributions (O.P. Units) paid	$7,507		$7,427		$22,518		$22,276		Debt	$430,999		$438,419
FFO	8,940		10,507		29,511		38,312		EBITDA (Annualized)	65,100		68,182
FFO Payout Ratio	84%		71%		76%		58%		Debt/EBITDA - Core Portfolio and Opportunity Funds	6.62	x	6.43	x

Dividends (Shares) & Distributions (O.P. Units) paid	$7,507		$7,427		$22,518		$22,276		Debt6	$354,681		$299,241
AFFO	7,542		10,127		24,792		30,825		EBITDA (Annualized)	65,100		68,182
AFFO Payout Ratio	100%		73%		91%		72%		Net Debt/EBITDA - Core Portfolio and
									Opportunity Funds	5.45	x	4.39	x
Dividends (Shares) & Distributions (O.P. Units) paid	$7,507		$7,427		$22,518		$22,276
FAD	6,888		9,602		22,839		29,270		NOI (Annualized)	$44,964		$44,120
FAD Payout Ratio	109%		77%		99%		76%		Debt	296,735		306,590
									Debt Yield - Core Portfolio	15.2%		14.4%

Notes:									NOI (Annualized)	$44,964		$44,120
1Quarterly results for 2011 and 2010 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures									Debt5	234,044		178,608
2See page 9 for a calculation of EBITDA.									Net Debt Yield - Core Portfolio	19.2%		24.7%
3Represents preferred distributions on Preferred Operating partnership Units
4Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.									NOI (Annualized)	$56,140		$54,016
5Reflects debt net of the current Core Portfolio cash balance as of September 30, 2011.									Debt	430,999		438,419
6Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds cash balance as of September 30, 2011.									Debt Yield - Core Portfolio and Opportunity Funds	13.0%		12.3%

									NOI (Annualized)	$56,140		$54,016
									Debt6	354,681		299,241
									Net Debt Yield - Core Portfolio and Opportunity Funds	15.8%		18.1%

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Opportunity Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$329,363	5.6%	$20,755	6.0%	$350,118	5.6%	81%	$53,930	$(74,220)	$329,828
Variable-Rate Debt 1	(32,628)	1.6%	113,508	2.9%	80,880	4.4%	19%	468,503	(8,029)	541,354

Total	$296,735	6.1%	$134,264	3.9%	$430,999	5.4%	100%	$522,433	$(82,249)	871,182

FAS 141 purchase price debt allocation										41
Total debt as reported										$871,223

Notes
1 Fixed-rate debt includes notional principal fixed through swap transactions.
2 Represents the Company's pro-rata share of debt based on its percent ownership.
3 Represents the noncontrolling Interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

Debt Analysis
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	September 30, 2011	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Acadia Realty Trust7	Acadia	$24,824	100.0%	$24,824	6.03%	12/20/2011	None
Clark Diversey	Acadia	4,525	100.0%	4,525	6.35%	7/1/2014	None
New Loudon Center	Acadia	13,943	100.0%	13,943	5.64%	9/6/2014	None
Crossroads Shopping Center	Crossroads JV	60,637	49.0%	29,711	5.37%	12/1/2014	None
Crescent Plaza	Acadia	17,352	100.0%	17,352	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	11,990	100.0%	11,990	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	33,857	100.0%	33,857	5.53%	1/1/2016	None
Gateway Shopping Center	Acadia	20,375	100.0%	20,375	5.44%	3/1/2016	None
Acadia Brandywine	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Walnut Hill Plaza	Acadia	23,500	100.0%	23,500	6.06%	10/1/2016	None
239 Greenwich Avenue	Acadia	26,000	75.0%	19,500	5.42%	2/11/2017	None
Merrillville Plaza	Acadia	26,250	100.0%	26,250	5.88%	8/1/2017	None
Georgetown Portfolio	Acadia	6,460	50.0%	3,230	6.15%	6/15/2020	None
Georgetown Portfolio	Acadia	994	50.0%	497	5.50%	5/26/2021	None
Boonton	Acadia	7,915	60.0%	4,749	6.40%	11/1/2032	None
Interest rate swaps1	Acadia	58,127	100.0%	58,127	5.25%	Various

Sub-Total Fixed-Rate Debt		502,949		329,363	5.60%

Variable-Rate Debt

Various2	Acadia	1,000	100.0%	1,000	Libor + 125	12/1/2011	1 x 12 mos.
Branch Plaza	Acadia	13,746	100.0%	13,746	Libor + 130	12/1/2011	1 x 12 mos.
Georgetown Portfolio	Acadia	2,826	50.0%	1,413	Libor + 210	4/11/2012
Village Commons Shopping Center	Acadia	9,340	100.0%	9,340	Libor + 140	6/30/2018
Interest rate swaps1	Acadia	(58,127)	100.0%	(58,127)

Sub-Total Variable-Rate Debt		(31,215)		(32,628)	Libor + 138

Total Core Portfolio Debt		$471,734		$296,735	6.05%

Debt Analysis (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	September 30, 2011	Percent	Amount	Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Lincoln Road9	Fund III	20,355	18.9%	3,849	6.14%	8/11/2014	None
CityPoint	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
216th Street3	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
Atlantic Avenue	Fund II	11,540	13.3%	1,539	7.34%	1/1/2020	None
Interest rate swaps1	Funds I, II & III	33,800	19.4%	6,547	5.12%	Various

Sub-Total Fixed-Rate Debt		111,195		20,755	6.02%

Variable-Rate Debt
Liberty Avenue	Fund II	9,912	19.8%	1,965	Libor + 325	11/1/2011	1 x 12 mos.
Tarrytown Shopping Center	Fund I	8,260	37.8%	3,121	Libor + 165	10/30/2011	1 x 12 mos.
Acadia Strategic Opportunity Fund III, LLC6	Fund III	195,439	19.9%	38,892	Libor + 225	10/10/2012	None
Canarsie Plaza	Fund II	52,960	15.9%	8,397	Libor + 400	1/12/2012	1 x 36 mos.
Fordham Plaza3	Fund II	84,904	19.8%	16,828	Libor + 350	9/30/2012	None
161st Street3	Fund II	28,900	19.8%	5,728	Libor + 550	4/1/2013	None
CityPoint	Fund II	20,650	18.8%	3,888	Libor + 250	8/12/2013	2 x 12 mos.
Storage Post - Various4	Fund III	42,000	18.9%	7,940	Libor + 415	8/31/2013	None
Pelham Manor3	Fund II	34,000	19.8%	6,739	Libor + 275	12/1/2013	None
125 Main Street Westport	Fund III	12,500	15.9%	1,991	Libor + 235	9/30/2014	2 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC5	Fund II	40,000	20.0%	8,000	Libor + 290	12/22/2014	None
Cortlandt Towne Center	Fund III	50,000	19.9%	9,950	Libor + 190	10/26/2015	None
White City Shopping Center8	Fund III	39,568	16.7%	6,616	Libor + 260	12/23/2017	1 x 36 mos.
Interest rate swaps1	Funds I, II & III	(33,800)	19.4%	(6,547)

Sub-Total Variable-Rate Debt		585,293		113,508	Libor + 270

Total Opportunity Funds Portfolio Debt		$696,488		$134,263	3.92%

Debt Analysis - Notes
(in thousands)

1The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:

	Notional	Average	Maturity
	principal	Swap rate	Date

Core Portfolio	$10,372	4.90%	10/1/2011
	7,755	5.14%	3/1/2012
	15,000	3.79%	11/30/2012
	15,000	3.41%	11/30/2012
	10,000	2.65%	11/30/2012
	$58,127	3.87%

Opportunity Funds	$4,130	0.42%	10/28/2011
	19,780	2.90%	12/26/2017
	9,890	3.02%	12/26/2017
	$33,800	2.63%

Total Core Portfolio and Opportunity Funds	$91,927	3.42%

2This is a revolving facility for up to $64,498 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon,
Abington Towne Center, Methuen Shopping Center and Town Line Plaza.
3Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
4The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road, Lawrence and Ridgewood.
5This is a line of credit for up to $40,000.
6This is a line of credit with no additional capacity.
7Convertible note balance pursuant to ASC Topic 470-20. The actual face amount of the convertible notes at September 30, 2011 is $24,933.
While the interest rate on the convertible notes is 3.75%, the effective fair value interest rate is 6.03%.
8Fund III is an 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.
9Fund III is a 95.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 95.0% x 19.9%, or 18.9%.

Future Debt Maturities - Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled				Scheduled				Fixed-Rate	Variable-Rate
Year	Amortization	Maturities	Total		Amortization	Maturities	Total	Total Debt	Debt	Debt

2011	$842	$24,933	$25,775		$656	$24,933	$25,589	3.75%	3.75%	n/a
2012	3,814	17,218	21,032		3,124	15,828	18,951	1.67%	n/a	1.67%
2013	3,907	-	3,907		3,176	-	3,176	n/a	n/a	n/a
2014	3,951	74,405	78,356		3,176	45,280	48,456	5.47%	5.47%	n/a
2015	2,525	27,363	29,888		2,330	27,363	29,693	5.04%	5.04%	n/a
Thereafter	9,260	303,625	312,885		6,071	164,907	170,979	5.75%	5.86%	1.64%
Total	$24,299	$447,544	$471,843		$18,533	$278,311	$296,844

Less: additional convertible notes balance			(109)	1			(109)
Balance per Portfolio Debt Detail			$471,734				$296,735

Opportunity Funds
	Total Debt Maturities				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled				Scheduled				Fixed-Rate	Variable-Rate
Year	Amortization	Maturities	Total		Amortization	Maturities	Total	Total Debt	Debt	Debt

2011	$561	$-	$561		$106	$-	$106	n/a	n/a	n/a
2012	2,354	297,087	299,441		445	60,522	60,967	3.21%	n/a	3.21%
2013	1,812	128,801	130,613		332	25,195	25,527	4.17%	n/a	4.17%
2014	850	54,180	55,030		147	10,393	10,540	5.72%	6.71%	3.14%
2015	626	123,610	124,236		103	22,235	22,338	4.11%	n/a	4.11%
Thereafter	3,131	83,476	86,607		515	14,270	14,785	4.31%	6.27%	2.77%
Total	$9,334	$687,154	$696,488		$1,648	$132,615	$134,263

Notes:
1Represents the equity component of the Company's convertible notes payable which is included in Additional Paid-In Capital.

Future Debt Maturities - Not Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled				Scheduled				Fixed-Rate	Variable-Rate
Year	Amortization	Maturities	Total		Amortization	Maturities	Total	Total Debt	Debt	Debt

2011	$883	$39,638	$40,521		$697	$39,638	$40,335	2.93%	3.75%	1.54%
2012	3,505	2,781	6,286		2,815	1,391	4,205	2.34%	n/a	2.34%
2013	3,907	-	3,907		3,176	-	3,176	n/a	n/a	n/a
2014	3,951	74,405	78,356		3,176	45,280	48,456	5.47%	5.47%	n/a
2015	2,525	27,363	29,888		2,330	27,363	29,693	5.04%	5.04%	n/a
Thereafter	9,260	303,625	312,885		6,071	164,908	170,979	5.75%	5.86%	1.64%
Total	$24,031	$447,812	$471,843		$18,265	$278,580	$296,844

Less: additional convertible notes balance			(109)	1			(109)
Balance per Portfolio Debt Detail			$471,734				$296,735

Opportunity Funds
	Total Debt Maturities				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled				Scheduled				Fixed-Rate	Variable-Rate
Year	Amortization	Maturities	Total		Amortization	Maturities	Total	Total Debt	Debt	Debt
2011	$561	$18,134	$18,695		$106	$5,078	$5,184	2.76%	n/a	2.76%
2012	2,225	332,042	334,267		419	63,867	64,286	3.76%	n/a	3.76%
2013	1,812	149,451	151,263		332	29,083	29,415	3.97%	n/a	3.97%
2014	850	66,680	67,530		147	12,383	12,530	5.13%	6.71%	2.89%
2015	626	50,000	50,626		103	9,950	10,053	2.14%	n/a	2.14%
Thereafter	1,401	72,706	74,107		226	12,569	12,795	4.57%	6.27%	2.84%
Total	$7,475	$689,013	$696,488		$1,333	$132,930	$134,263

Notes:
1Represents the equity component of the Company's convertible notes payable which is included in Additional Paid-In Capital.

Overview of Acadia Strategic Opportunity Funds

Item	FUND I	FUND II	FUND III

Date formed	September 2001	June 2004	May 2007

Capital commitment	$90 million	$300 million	$503 million

Funding	Fully funded	$273.2 million funded through September 30, 2011	$143.0 million funded through September 30, 2011

Partnership structure

Equity Contribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Cash flow distribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Promote:	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including
	Acadia) have received 9% preferred return and	Acadia) have received 8% preferred return and	Acadia) have received 6% preferred return and
	return of equity	return of equity	return of equity

	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners
	(including Acadia).	(including Acadia).	(including Acadia).

	All original capital and accumulated preference	All unfunded capital is anticipated to be used to	The Fund is currently in acquisition phase through
	has been paid. Acadia is entitled to a Promote	complete existing projects	June 2012.
on all future distributions.

Fees to Acadia	Priority distribution fee equal to 1.5% of implied	Asset management fee equal to 1.5% of total	Asset management fee equal to 1.5% of total
	capital	committed capital	committed capital

	Priority distribution fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross
	property revenues	property revenues	property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

Development fee equal to 3% of total project cost

Opportunity Fund Retail Properties - Detail

		Ownership	Gross Leasable Area			Occupancy			Annualized Base Rent
	Anchors	%	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.
Fund I Portfolio Detail:

MIDWEST

Ohio
Granville Centre 3	Lifestyle Family Fitness, Inc.	100%	90,047	44,950	134,997	38.81%	28.92%	35.52%	$450,336	$129,001	$579,337	$12.88	$9.92	$12.08

NEW YORK

New York
Tarrytown Shopping Center	Walgreen's	100%	15,497	19,482	34,979	100.00%	70.58%	83.61%	475,000	433,439	908,439	30.65	31.52	31.06

VARIOUS

Kroger/Safeway Portfolio (18 Properties)	Kroger/Safeway	75%	709,978	4,798	714,776	90.14%	100.00%	90.21%	3,169,795	75,390	3,245,185	4.95	15.71	5.03

Grand Total - Fund I			815,522	69,230	884,752	84.66%	45.57%	81.60%	$4,095,131	$637,830	$4,732,961	$5.93	$20.22	$6.56

Fund II Portfolio Detail 2

NEW YORK

New York
Pelham Manor Shopping Plaza	BJ's Wholesale Club, PetSmart, Storage Post	99.1%	169,512	58,926	228,438	100.00%	65.02%	90.98%	$4,287,282	$1,335,369	$5,622,651	$25.29	$34.85	$27.05
Fordham Place	Walgreens, Best Buy, 24 Hour Fitness, Sears	99.1%	74,899	44,547	119,446	100.00%	100.00%	100.00%	2,873,228	2,646,532	5,519,760	38.36	59.41	46.21
Liberty Avenue	CVS, Storage Post	99.1%	10,880	15,245	26,125	100.00%	100.00%	100.00%	394,944	449,361	844,305	36.30	29.48	32.32
Canarsie	BJ's Wholesale Club, Planet Fitness, PetSmart	79.3%	177,135	96,401	273,536	100.00%	59.33%	85.67%	5,100,000	1,813,780	6,913,780	28.79	31.71	29.50
216th Street	NYC Human Resources Administration	99.1%	60,000	-	60,000	100.00%	0.00%	100.00%	2,340,000	120,000	2,460,000	39.00	-	41.00
161st Street1	Various New York City & State agencies	99.1%	120,604	115,070	235,674	100.00%	74.66%	87.63%	2,930,677	1,686,460	4,617,137	24.30	19.63	22.36

Grand Total - Fund II			613,030	330,189	943,219	100.00%	73.05%	90.57%	$17,926,131	$8,051,502	$25,977,633	$29.24	$33.38	$30.41

Fund III Portfolio Detail 2

NEW YORK

Connecticut
Westport 4	Gap	100.0%	17,448	9,585	27,033	100.00%	0.00%	64.54%	$1,350,000	$-	$1,350,000	$77.37	$-	$77.37

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	100.0%	472,901	168,310	641,211	91.50%	91.16%	91.41%	5,846,672	3,533,172	9,379,844	13.51	23.03	16.00

NEW ENGLAND

Massachusetts
White City Shopping Center	Shaw's (Supervalue), Michaels	84.0%	131,618	123,942	255,560	100.00%	76.90%	88.80%	1,914,804	2,831,484	4,746,288	14.55	29.71	20.92

MID-ATLANTIC

Maryland
White Oak	ShopRite	90.0%	64,626	-	64,626	100.00%	-	100.00%	874,416	-	874,416	13.53	-	13.53

SOUTHEAST

Florida
Lincoln Road	-	95.0%	-	61,443	61,443	-	42.77%	42.77%	-	2,578,777	2,578,777	-	98.12	98.12

MIDWEST
Illinois
Heritage Shops	LA Fitness	100.0%	49,878	55,571	105,449	100.00%	54.52%	76.03%	1,077,752	1,502,650	2,580,402	21.61	49.60	32.18

Grand Total - Fund III			736,471	418,851	1,155,322	94.54%	72.90%	86.69%	$11,063,644	$10,446,083	$21,509,727	$15.89	$34.21	$21.48

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II and Fund III properties are currently undergoing construction or are in the design phase as further detailed under Redevelopment Projects.
Property	Ownership %
Sherman Avenue	99.1%
CityPoint	94.2%
Sheepshead Bay	100.0%

1Currently operating, but redevelopment activities have commenced.

2Fund II and Fund III portfolio detail does not include the Storage Portfolio. Storage Portfolio property detail is reported separately on page 31 of this supplement.
3 Subsequent to quarter end, this property was sold during October 2011.
3 Westport commenced operations in the third quarter 2011.

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND I:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2014	14	548,078	79.38%	$2,743,795	67.00%	$5.01
2017	1	34,951	5.06%	450,336	11.00%	12.88
2019	2	91,900	13.31%	426,000	10.40%	4.64
2080	1	15,497	2.24%	475,000	11.60%	30.65
Total	18	690,426	100.00%	$4,095,131	100.00%	$5.93

Total Vacant		125,096
Total Square Feet		815,522

Shop Tenants
Month to Month	2	7,200	22.82%	$56,522	8.86%	$7.85
2012	3	4,875	15.45%	77,687	12.18%	15.94
2014	3	4,871	15.44%	135,520	21.25%	27.82
2015	2	2,524	8.00%	35,700	5.60%	14.14
2018	1	1,761	5.58%	54,996	8.62%	31.23
2019	1	1,904	6.04%	30,000	4.70%	15.76
2020	3	8,411	26.66%	247,405	38.79%	29.41
Total	15	31,546	100.00%	$637,830	100.00%	$20.22

Total Vacant		37,684
Total Square Feet		69,230

Total Anchor and Shop Tenants
Month to Month	2	7,200	1.00%	$56,522	1.19%	$7.85
2012	3	4,875	0.68%	77,687	1.64%	15.94
2014	17	552,949	76.58%	2,879,315	60.85%	5.21
2015	2	2,524	0.35%	35,700	0.75%	14.14
2017	1	34,951	4.84%	450,336	9.51%	12.88
2018	1	1,761	0.24%	54,996	1.16%	31.23
2019	3	93,804	12.99%	456,000	9.63%	4.86
2020	3	8,411	1.17%	247,405	5.23%	29.41
2080	1	15,497	2.15%	475,000	10.04%	30.65
Total	33	721,972	100.00%	$4,732,961	100.00%	$6.56

Total Vacant		162,780
Total Square Feet		884,752

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND II:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
Month to Month	1	120,604	19.67%	$2,930,677	16.35%	$24.30
2013	1	20,149	3.29%	564,172	3.15%	28.00
2019	1	39,705	6.48%	1,747,020	9.75%	44.00
2021	1	19,958	3.26%	423,110	2.36%	21.20
2023	1	35,194	5.74%	1,126,208	6.28%	32.00
2027	1	60,000	9.79%	2,340,000	13.05%	39.00
2030	1	177,135	28.89%	5,100,000	28.45%	28.79
2032	1	10,880	1.77%	394,944	2.20%	36.30
2033	1	129,405	21.11%	3,300,000	18.41%	25.50
Total	9	613,030	100.00%	$17,926,131	100.00%	$29.24

Total Vacant		-
Total Square Feet		613,030

Shop Tenants
Month to Month	1	9,967	4.13%	$99,670	1.24%	$10.00
2012	2	42,497	17.62%	573,208	7.12%	13.49
2014	1	5,081	2.11%	193,078	2.40%	38.00
2016	2	6,462	2.68%	197,550	2.45%	30.57
2018	1	3,600	1.49%	156,600	1.94%	43.50
2019	4	9,318	3.86%	515,177	6.40%	55.29
2020	2	16,309	6.76%	547,183	6.80%	33.55
2021	8	18,859	7.82%	675,101	8.38%	35.80
2022	1	-	0.00%	120,000	1.49%	-
2023	1	31,417	13.02%	1,131,012	14.05%	36.00
2027	1	6,208	2.57%	217,901	2.71%	35.10
2031	5	81,492	33.78%	2,425,022	30.12%	29.76
2048	1	10,000	4.15%	1,200,000	14.90%	120.00
Total	30	241,210	100.00%	$8,051,502	100.00%	$33.38

Total Vacant		88,979
Total Square Feet		330,189

Total Anchor and Shop Tenants
Month to Month	2	130,571	15.29%	3,030,347	11.68%	23.21
2012	2	42,497	4.97%	573,208	2.21%	13.49
2013	1	20,149	2.36%	564,172	2.17%	28.00
2014	1	5,081	0.59%	193,078	0.74%	38.00
2016	2	6,462	0.76%	197,550	0.76%	30.57
2018	1	3,600	0.42%	156,600	0.60%	43.50
2019	5	49,023	5.74%	2,262,197	8.71%	46.15
2020	2	16,309	1.91%	547,183	2.11%	33.55
2021	9	38,817	4.54%	1,098,211	4.23%	28.29
2022	1	-	0.00%	120,000	0.46%	-
2023	2	66,611	7.80%	2,257,220	8.69%	33.89
2027	2	66,208	7.75%	2,557,901	9.85%	38.63
2030	1	177,135	20.74%	5,100,000	19.63%	28.79
2031	5	81,492	9.54%	2,425,022	9.34%	29.76
2032	1	10,880	1.27%	394,944	1.52%	36.30
2033	1	129,405	15.15%	3,300,000	12.70%	25.50
2048	1	10,000	1.17%	1,200,000	4.62%	120.00
Total	39	854,240	100.00%	$25,977,633	100.00%	$30.41

Total Vacant		88,979
Total Square Feet		943,219

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND III:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2012	1	19,079	2.74%	276,564	2.50%	14.50
2013	2	48,855	7.02%	877,689	7.93%	17.97
2014	2	56,379	8.10%	908,695	8.21%	16.12
2015	2	29,489	4.24%	489,840	4.43%	16.61
2016	1	19,050	2.74%	295,284	2.67%	15.50
2017	2	52,131	7.49%	927,312	8.38%	17.79
2018	3	238,707	34.28%	2,562,678	23.16%	10.74
2021	2	117,675	16.90%	2,607,383	23.57%	22.16
2022	1	65,028	9.34%	1,040,447	9.40%	16.00
2025	1	49,878	7.16%	1,077,752	9.74%	21.61
Total	17	696,271	100.00%	$11,063,644	100.00%	$15.89

Total Vacant		40,200
Total Square Feet		736,471

Shop Tenants
Month to Month	2	4,634	1.54%	259,618	2.49%	56.02
2011	1	1,917	0.64%	96,000	0.92%	50.08
2012	9	38,586	12.81%	1,137,052	10.88%	29.47
2013	11	49,283	16.36%	1,571,525	15.04%	31.89
2014	13	54,413	18.06%	1,516,344	14.52%	27.87
2015	10	31,707	10.52%	833,457	7.98%	26.29
2016	14	40,543	13.46%	1,559,164	14.93%	38.46
2017	4	20,415	6.78%	1,109,299	10.62%	54.34
2018	5	14,324	4.75%	416,758	3.99%	29.10
2019	4	18,435	6.12%	1,133,532	10.85%	61.49
2020	2	6,175	2.05%	137,646	1.32%	22.29
2021	4	13,951	4.63%	527,065	5.05%	37.78
2026	2	6,935	2.30%	148,623	1.42%	21.43
Total	81	301,318	100.00%	$10,446,083	100.00%	$34.67

Total Vacant		117,533
Total Square Feet		418,851

Total Anchor and Shop Tenants
Month to Month	2	4,634	0.46%	259,618	1.21%	56.02
2011	1	1,917	0.19%	96,000	0.45%	50.08
2012	10	57,665	5.78%	1,413,616	6.57%	24.51
2013	13	98,138	9.84%	2,449,214	11.39%	24.96
2014	15	110,792	11.11%	2,425,039	11.27%	21.89
2015	12	61,196	6.13%	1,323,297	6.15%	21.62
2016	15	59,593	5.97%	1,854,448	8.62%	31.12
2017	6	72,546	7.27%	2,036,611	9.47%	28.07
2018	8	253,031	25.36%	2,979,436	13.85%	11.77
2019	4	18,435	1.85%	1,133,532	5.27%	61.49
2020	2	6,175	0.62%	137,646	0.64%	22.29
2021	6	131,626	13.19%	3,134,448	14.57%	23.81
2022	1	65,028	6.52%	1,040,447	4.84%	16.00
2025	1	49,878	5.00%	1,077,752	5.01%	21.61
2026	2	6,935	0.70%	148,623	0.69%	21.43
Total	98	997,589	100.00%	$21,509,727	100.00%	$21.56

Total Vacant		157,733
Total Square Feet		1,155,322

Urban/Street Retail Developments - Operating Properties
($ in millions)
					Acquisition & Development Costs
						Estimated	Estimated	Outstanding
Property	Location	Sq. Ft.	Leased (%)4	Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
Fordham Place	Bronx	264,000	100% Retail	Walgreens, Best Buy, 24 Hour Fitness, Sears	$125.5	$9.1	$134.6	$84.9
			79% Office
Pelham Manor Shopping Plaza1	Westchester	320,000	93%	BJ's Wholesale Club, PetSmart, Storage Post	62.9	1.9	64.8	34.0
216th Street	Manhattan	60,000	100%	NYC Human Resources Administration	27.7	-	27.7	25.5
Liberty Avenue1	Queens	125,000	100%	CVS, Storage Post	15.5	0.1	15.6	9.9
161st Street2	Bronx	236,000	100%	Various New York City and State Agencies	63.9	2.8	66.7	28.9
Atlantic Avenue	Brooklyn	110,000	n/a	Storage Post	22.3	0.1	22.4	11.5
Canarsie Plaza3	Brooklyn	274,000	94%	BJ's Wholesale Club, Planet Fitness, PetSmart	89.4	1.6	91.0	53.0
SUBTOTAL - FUND II, OPERATING		1,389,000	95% Retail 82% Office		$407.2	$15.6	$422.8	$247.7

FUND III
125 Main Street	Westport, CT	27,000	89%	Gap, Brooks Brothers Women	$24.4	$1.6	$26.0	$12.5

Notes:
1 Acquired a ground lease interest in this property.
2 In the process of redeveloping this property.
3 Incurred cost is net of lease termination income of $23.9 million from Home Depot.
4 Excludes the self-storage facilities at Pelham Manor Shopping Plaza, Liberty Avenue, and Atlantic Avenue.

Reconciliation of total incurred development costs to the Balance Sheet:
By Balance Sheet Line Item:
Operating Real Estate	$489.3
Net Real Estate Under Development	204.7
Gain From Bargain Purchase	(33.8)
Home Depot Lease Termination Income	(23.9)
Total Incurred Development Costs	$636.3
By Project Status:
Operating Properties	$431.6
Under Construction	95.3
In Design	109.4
Total Incurred Development Costs	$636.3

Urban/Street Retail Developments - Construction & Design
($ in millions)

						Acquisition & Development Costs
		Estimated					Estimated	Estimated	Outstanding
Property	Location	Completion	Sq. Ft.	Leased (%)	Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
Under Construction
City Point1	Brooklyn	TBD	685,000-710,000	-	TBD	$95.3	$154.7-$ 244.7	$250.0-$ 340.0	$40.7
In Design
Sherman Plaza	Manhattan	TBD	TBD	-	TBD	$34.0	TBD	TBD	$-

FUND III
In Design
Sheepshead Bay	Brooklyn	TBD	TBD	-	TBD	$22.8	TBD	TBD	$-
Lincoln Road Portfolio2	Miami Beach, FL	TBD	61,443	43%	Starbucks, Geox, Sushi Samba	52.6	TBD	TBD	20.4
SUBTOTAL - Fund III, In Design						$75.4	TBD	TBD	$20.4

Notes:
1 Acquired a ground lease interest in this property. The first 50,000 square feet of the project (Phase 1) is under construction.
Construction of the next 635,000-660,000 square feet (Phase 2) is anticipated to start during 2012.
2 Data reflects the status of the portfolio as of 9/30/11; certain properties are in the design phase pending redevelopment.

Retailer Controlled Property ("RCP") Venture - Overview
*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $62 million in equity. ***

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through September 30, 2011

		Years	Invested		Equity
Investor	Investment	acquired	capital	Distributions	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$32,575	$49,524	1.5	x
		2007
Mervyns II	Albertson’s	2006 through	23,133	83,273	3.6	x
		2007
Fund II and Mervyns II	Other investments 1	2006 through	6,476	5,138	0.8	x
		2008
Total			$62,184	$137,935	2.2	x

Notes:
1Represents investments in Shopko, Marsh and Rex Stores.

Storage Portfolio Property Detail

				Occupancy
Owner	Operating Properties	Location	Net Rentable Square Feet	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

	Stabilized
Fund III	Suffern	Suffern, New York	78,825
Fund III	Yonkers	Westchester, New York	100,697
Fund III	Jersey City	Jersey City, New Jersey	76,920
Fund III	Webster Ave	Bronx, New York	36,339
Fund III	Linden	Linden, New Jersey	84,035
Fund III	Bruckner Blvd	Bronx, New York	89,473
Fund III	New Rochelle	Westchester, New York	42,155
Fund III	Lawrence	Lawrence, New York	97,743
	Subtotal Stabilized		606,187	91.1%	91.4%	87.5%	86.3%	85.2%

	Repositioned - in Lease-up
Fund III	Long Island City	Queens, New York	134,193
	Subtotal in lease-up		134,193	80.0%	80.0%	75.3%	72.1%	70.0%

	In initial Lease-up
Fund II	Liberty Avenue	Queens, New York	72,775
Fund II	Pelham Plaza	Pelham Manor, New York	62,220
Fund II	Atlantic Avenue	Brooklyn, New York	75,886
Fund III	Fordham Road	Bronx, New York	85,155
Fund III	Ridgewood	Queens, New York	87,645
	Subtotal in initial lease-up		383,681	83.6%	78.5%	66.1%	62.7%	57.0%

	Total		1,124,061	87.2%	85.6%	78.7%	76.5%	73.8%

Core Portfolio Retail Properties - Detail

		Acadia's	Gross Leaseable Area			Occupancy			Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

NEW YORK

Connecticut
239 Greenwich Avenue1		75.0%	-	16,834	16,834	-	100.00%	100.00%	$-	$1,554,663	$1,554,663	$-	$92.35	$92.35

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	100.0%	62,610	86,652	149,262	100.00%	85.70%	91.70%	1,486,006	1,876,384	3,362,390	23.73	25.27	24.57
A & P Shopping Plaza	A&P	60.0%	49,463	13,445	62,908	100.00%	85.12%	96.82%	950,000	329,324	1,279,324	19.21	28.78	21.00
Total - New Jersey			112,073	100,097	212,170	100.00%	85.62%	93.22%	2,436,006	2,205,708	4,641,714	21.74	25.74	23.47

New York
Village Commons Shopping Center	-	100.0%	-	87,330	87,330	-	91.32%	91.32%	-	2,391,293	2,391,293	-	29.98	29.98
Branch Plaza	CVS	100.0%	74,050	52,162	126,212	14.92%	88.92%	45.50%	251,388	1,310,131	1,561,519	22.75	28.25	27.19
Amboy Center	King Kullen	100.0%	37,266	22,824	60,090	100.00%	100.00%	100.00%	745,320	872,037	1,617,357	20.00	38.21	26.92
Bartow Avenue	-	100.0%	-	14,676	14,676	-	89.49%	89.49%	-	439,246	439,246	-	33.43	33.43
Pacesetter Park Shopping Center	Stop & Shop	100.0%	52,052	44,328	96,380	100.00%	76.86%	89.36%	416,936	680,811	1,097,747	8.01	19.98	12.75
LA Fitness	LA Fitness	100.0%	55,000	-	55,000	100.00%	-	100.00%	1,265,000	-	1,265,000	23.00	-	23.00
West 54th Street	-	100.0%	-	9,693	9,693	-	100.00%	100.00%	-	2,644,875	2,644,875	-	272.86	272.86
East 17th Street	Barnes & Noble	100.0%	19,622	-	19,622	100.00%	-	100.00%	625,000	-	625,000	31.85	-	31.85
Crossroads Shopping Center	Kmart	49.0%	201,296	108,191	309,487	81.02%	85.17%	82.47%	1,693,853	3,995,359	5,689,212	10.39	43.36	22.29
Mercer Street	-	100.0%	-	6,225	6,225	-	100.00%	100.00%	-	372,000	372,000	-	59.76	59.76
4401 White Plains Road		100.0%	-	12,964	12,964	-	100.00%	100.00%	-	625,000	625,000	-	48.21	48.21
Total - New York			439,286	358,393	797,679	76.96%	88.50%	82.15%	4,997,497	13,330,752	18,328,249	14.78	42.03	27.97

Total New York			551,359	475,324	1,026,683	81.64%	88.30%	84.73%	$7,433,503	$17,091,123	$24,524,626	$16.51	$40.72	$28.19

NEW ENGLAND

Connecticut
Town Line Plaza2	Wal-Mart, Stop & Shop	100.0%	163,159	43,187	206,346	100.00%	95.30%	99.02%	$969,144	$700,627	$1,669,771	$14.72	$17.02	$15.60

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	100.0%	120,004	10,017	130,021	100.00%	100.00%	100.00%	736,464	222,225	958,689	6.14	22.18	7.37
Crescent Plaza	Home Depot, Shaw's (Supervalu)	100.0%	156,985	61,156	218,141	100.00%	66.69%	90.66%	1,178,872	397,671	1,576,543	7.51	9.75	7.97
Total - Massachusetts			276,989	71,173	348,162	100.00%	71.38%	94.15%	1,915,336	619,896	2,535,232	6.91	12.20	7.73

New York
New Loudon Center	Marshalls, Price Chopper,	100.0%	251,058	4,615	255,673	100.00%	100.00%	100.00%	1,828,706	130,418	1,959,124	7.28	28.26	7.66
	Raymour & Flanigan
Rhode Island
Walnut Hill Plaza	Sears, Shaw's (Supervalu), CVS	100.0%	196,710	88,007	284,717	100.00%	79.14%	93.55%	1,463,854	907,491	2,371,345	7.44	13.03	8.90

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	100.0%	73,184	28,443	101,627	100.00%	74.01%	92.73%	1,353,904	379,583	1,733,487	18.50	18.03	18.40

Total New England			961,100	235,425	1,196,525	100.00%	79.55%	95.98%	$7,530,944	$2,738,015	$10,268,959	$8.72	$14.62	$9.77

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
2Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Retail Properties - Detail (continued)

		Acadia's	Gross Leaseable Area			Occupancy			Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

MIDWEST

Illinois
Hobson West Plaza	Garden Fresh Markets	100.0%	51,692	47,433	99,125	100.00%	93.89%	97.07%	$225,436	$928,127	1,153,563	$4.36	$20.84	11.99
Clark Diversey	-	100.0%	-	19,265	19,265	0.00%	95.72%	95.72%	-	810,154	810,154	-	43.93	43.93
West Diversey	Trader Joe's	100.0%	16,500	29,759	46,259	100.00%	68.51%	79.74%	900,000	457,463	1,357,463	54.55	22.44	36.80
Chicago Street Retail Portfolio1		100.0%	-	24,374	24,374	-	100.00%	100.00%	-	1,278,486	1,278,486	-	52.45	52.45
Total - Illinois			68,192	120,831	189,023	100.00%	89.16%	93.07%	1,125,436	3,474,230	4,599,666	16.50	32.25	26.15

Indiana
Merrillville Plaza	JC Penney, Office Max,	100.0%	123,369	112,455	235,824	100.00%	82.17%	91.50%	1,251,160	1,599,677	2,850,837	10.14	17.31	13.21
	TJ Maxx, K&G Superstore
Michigan
Bloomfield Towne Square2	Best Buy, Home Goods,	100.0%	172,436	63,149	235,585	60.91%	93.55%	69.66%	987,559	1,254,323	2,241,882	9.40	21.23	13.66
	TJ Maxx
Ohio
Mad River Station3	Babies 'R' Us, Office Depot,	100.0%	58,185	67,799	125,984	100.00%	74.79%	86.43%	552,195	821,840	1,374,035	9.49	16.21	12.62

Total Midwest			422,182	364,234	786,416	84.03%	85.09%	84.52%	$3,916,350	$7,150,070	$11,066,420	$11.04	$23.07	$16.65

MID-ATLANTIC

New Jersey
Marketplace of Absecon	Rite Aid, Dollar Tree	100.0%	47,915	56,847	104,762	56.74%	84.10%	71.59%	$476,121	$692,791	$1,168,912	$17.51	$14.49	$15.59

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	22.2%	831,207	43,782	874,989	96.99%	91.32%	96.71%	12,320,113	588,758	12,908,871	15.28	14.73	15.26
	Target, Dicks Sporting Goods
Market Square Shopping Center	TJ Maxx, Trader Joe's	22.2%	42,850	59,197	102,047	100.00%	100.00%	100.00%	703,062	1,818,108	2,521,170	16.41	30.71	24.71
Naamans Road	-	22.2%	-	19,970	19,970	0.00%	54.94%	54.94%	-	558,340	558,340	-	50.89	50.89
Total - Delaware			874,057	122,949	997,006	97.14%	89.59%	96.21%	13,023,175	2,965,206	15,988,381	15.34	26.92	16.67

Pennsylvania
Mark Plaza	Kmart, Redner's Market	100.0%	157,595	58,806	216,401	100.00%	46.90%	85.57%	652,095	168,827	820,922	4.14	6.12	4.43
Plaza 422	Home Depot, Dunham's	100.0%	139,968	16,311	156,279	100.00%	100.00%	100.00%	643,503	152,349	795,852	4.60	9.34	5.09
Route 6 Plaza	Kmart, Rite Aid	100.0%	146,498	29,021	175,519	100.00%	100.00%	100.00%	806,351	367,659	1,174,010	5.50	12.67	6.69
Chestnut Hill4		100.0%	-	40,570	40,570	0.00%	12.69%	12.69%	-	164,483	164,483	-	31.94	31.94
Abington Towne Center5	Target, TJ Maxx	100.0%	184,616	31,753	216,369	100.00%	94.75%	99.23%	283,500	835,274	1,118,774	10.50	27.76	19.60
Total - Pennsylvania			628,677	176,461	805,138	100.00%	61.29%	91.52%	2,385,449	1,688,592	4,074,041	5.06	15.61	7.03

District of Columbia
Georgetown Portfolio6		50.0%	-	27,666	27,666	-	96.39%	96.39%	$-	$1,649,967	$1,649,967	$-	$61.87	$61.87

Total Mid-Atlantic			1,550,649	383,923	1,934,572	97.05%	76.26%	92.92%	$15,884,745	$6,996,556	$22,881,301	$11.79	$23.90	$13.95

TOTAL CORE PROPERTIES			3,485,290	1,458,906	4,944,196	93.85%	82.92%	90.62%	$34,765,542	$33,975,764	$68,741,306	$11.53	$28.09	$16.27

TOTAL CORE PROPERTIES - weighted based on ownership interest6			2,683,002	1,284,679	3,967,682	93.46%	82.11%	89.79%	$23,392,251	$28,286,415	$51,678,666	$9.33	$26.82	$14.51

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1Includes six properties (56 E. Walton, 841 W. Armitage, 2731 N. Clark, 2140 N. Clybourn, 853 W. Armitage and 2299 N. Clybourn)
2Re-anchoring activities at this property commenced during the second quarter 2011 and are expected to be completed in the second half of 2012.
3The GLA for this property excludes 29,857 square feet of office space.
4This consists of two separate buildings.
5Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6Includes six properties (1533 Wisconsin Ave., 3025 M St.,3034 M St.,3146 M St.,3259-61 M St. and 2809 M St.)
7Weighted based on Acadia's ownership interest in the properties.

Core Portfolio Retail Properties by State - Summary

				Gross Leasable Area			Occupancy			Annualized Base Rent
	Ownership	Percent of	Number of
State	%	base rent1	properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Connecticut	75.0%	5.5%	2	163,159	60,021	223,180	100.00%	96.62%	99.09%	$969,144	$2,255,290	$3,224,434

Delaware	22.2%	6.9%	3	874,057	122,949	997,006	97.14%	89.59%	96.21%	13,023,175	2,965,206	15,988,381

District of Columbia	50.0%	1.6%	6	-	27,666	27,666	0.00%	96.39%	96.39%	-	1,649,967	1,649,967

Illinois	100.0%	8.9%	9	68,192	120,831	189,023	100.00%	89.16%	93.07%	1,125,436	3,474,230	4,599,666

Indiana	100.0%	5.5%	1	123,369	112,455	235,824	100.00%	82.17%	91.50%	1,251,160	1,599,677	2,850,837

Massachusetts	100.0%	4.9%	2	276,989	71,173	348,162	100.00%	71.38%	94.15%	1,915,336	619,896	2,535,232

Michigan	100.0%	4.3%	1	172,436	63,149	235,585	60.91%	93.55%	69.66%	987,559	1,254,323	2,241,882

New Jersey	89.0%	10.3%	3	159,988	156,944	316,932	87.04%	85.07%	86.07%	2,912,127	2,898,499	5,810,626

New York	84.2%	33.6%	12	690,344	363,008	1,053,352	85.34%	88.65%	86.48%	6,826,203	13,461,170	20,287,373

Ohio	100.0%	2.7%	1	58,185	67,799	125,984	100.00%	74.79%	86.43%	552,195	821,840	1,374,035

Pennsylvania	100.0%	7.9%	5	628,677	176,461	805,138	100.00%	61.29%	91.52%	2,385,449	1,688,592	4,074,041

Rhode Island	100.0%	4.6%	1	196,710	88,007	284,717	100.00%	79.14%	93.55%	1,463,854	907,491	2,371,345

Vermont	100.0%	3.4%	1	73,184	28,443	101,627	100.00%	74.01%	92.73%	1,353,904	379,583	1,733,487

Total - Core Portfolio		100.0%	47	3,485,290	1,458,906	4,944,196	93.85%	82.92%	90.62%	$34,765,542	$33,975,764	$68,741,306

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Gross						ProRata
	Number of stores	Wholly Owned		Joint Ventures1		Combined		Combined		Percentage of Total
	in combined									Percentage of
Tenant	portfolio	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	Portfolio GLA	Base Rent

Supervalu (Shaws)	3	175,801	$2,420,980	-	$-	175,801	$2,420,980	175,801	$2,420,980	3.9%	4.4%

TJX Companies	7	165,058	1,278,154	56,108	951,655	221,166	2,229,809	184,202	1,872,900	4.1%	3.4%
-- T.J. Maxx	4	88,200	773,100	31,175	428,062	119,375	1,201,162	95,127	854,724	2.1%	1.5%
-- Marshalls	1	37,212	158,151	-	-	37,212	158,151	37,212	158,151	0.8%	0.3%
-- Homegoods	2	39,646	346,903	24,933	523,593	64,579	870,496	51,863	860,025	1.2%	1.5%

A&P	2	97,236	2,001,006	-	-	97,236	2,001,006	77,451	1,621,006	1.7%	2.9%

Sears	4	285,314	1,150,615	100,725	566,250	386,039	1,716,865	334,669	1,428,078	7.4%	2.6%
-- Kmart	3	224,614	892,615	100,725	566,250	325,339	1,458,865	273,969	1,170,078	6.1%	2.1%
-- Sears	1	60,700	258,000	-	-	60,700	258,000	60,700	258,000	1.3%	0.5%

Ahold (Stop and Shop)	2	117,911	1,386,080	-	-	117,911	1,386,080	117,911	1,386,080	2.6%	2.5%

Home Depot	2	211,003	1,099,996	-	-	211,003	1,099,996	211,003	1,099,996	4.7%	2.0%

Trader Joe's	2	16,500	900,000	11,675	275,000	28,175	1,175,000	19,094	961,111	0.4%	1.7%

Barnes & Noble	2	19,622	625,000	12,430	397,760	32,052	1,022,760	25,713	819,902	0.6%	1.5%

Sleepy's	4	32,619	789,858	-	-	32,619	789,858	32,619	789,858	0.7%	1.4%

Pier 1 Imports	3	19,255	437,304	8,818	348,576	28,073	785,880	23,576	608,106	0.5%	1.1%

CVS	3	34,300	563,823	-	-	34,300	563,823	34,300	563,823	0.8%	1.0%
Dollar Tree	6	55,000	558,727	-	-	55,000	558,727	55,000	558,727	1.2%	1.0%
JP Morgan Chase Bank	4	16,242	425,081	3,745	325,000	19,987	750,081	17,177	558,145	0.4%	1.0%
Payless Shoesource	7	22,236	478,089	3,090	114,330	25,326	592,419	23,750	534,111	0.5%	1.0%
The Avenue	4	17,236	342,869	8,250	327,360	25,486	670,229	21,279	503,275	0.5%	0.9%
Coach	2	4,541	388,573	6,810	346,000	11,351	734,573	6,811	464,430	0.2%	0.8%
Drexel Heritage	2	13,315	332,875	21,827	471,245	35,142	804,120	18,161	437,586	0.4%	0.8%
Citibank	3	5,486	263,328	8,470	444,872	13,956	708,200	8,283	417,306	0.2%	0.8%
Coldwell Banker	2	14,012	320,948	-	-	14,012	320,948	14,012	320,948	0.3%	0.6%
Dots	4	17,698	292,128	-	-	17,698	292,128	17,698	292,128	0.4%	0.5%
Starbucks	4	8,316	256,470	-	-	8,316	256,470	8,316	256,470	0.2%	0.5%

TOTAL	72	1,348,701	$16,311,904	241,948	$4,568,048	1,590,649	$20,879,952	1,426,825	$17,914,965	31.7%	32.3%

Notes:
1Represents Brandywine, Crossroads and Georgetown Portfolio joint ventures.

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Anchor Tenants
2011	1	18,893	0.63%	523,962	1.51%	27.73
2012	8	358,047	11.87%	3,242,599	9.33%	9.06
2013	9	342,666	11.36%	4,320,075	12.43%	12.61
2014	6	239,665	7.95%	1,767,951	5.09%	7.38
2015	6	274,639	9.11%	3,800,856	10.93%	13.84
2016	6	173,422	5.75%	1,761,403	5.07%	10.16
2017	4	159,389	5.28%	2,661,119	7.65%	16.70
2018	5	383,288	12.71%	4,212,248	12.12%	10.99
2019	6	136,521	4.53%	1,074,661	3.09%	7.87
2020	5	233,350	7.74%	2,321,096	6.68%	9.95
2021	6	248,306	8.23%	2,383,120	6.85%	9.60
2022	2	69,837	2.32%	1,700,000	4.89%	24.34
2024	3	188,506	6.25%	3,273,048	9.41%	17.36
2028	4	189,509	6.28%	1,723,404	4.96%	9.09
Total	71	3,016,038	100.00%	$34,765,542	100.00%	$11.53

Anchor GLA Owned by Tenants	254,916
Total Vacant	214,336
Total Square Feet	3,485,290

Shop Tenants
m to m	3	5,354	0.44%	103,478	0.30%	19.33
2011	19	74,429	6.18%	1,672,279	4.92%	22.47
2012	49	160,933	13.36%	4,184,897	12.32%	26.00
2013	53	153,776	12.77%	4,611,249	13.57%	29.99
2014	53	213,445	17.72%	6,410,106	18.87%	30.03
2015	34	165,232	13.72%	2,941,370	8.66%	17.80
2016	33	158,103	13.13%	3,268,737	9.62%	20.67
2017	14	54,057	4.49%	2,668,299	7.85%	49.36
2018	22	62,736	5.21%	2,982,856	8.78%	47.55
2019	14	30,267	2.51%	875,773	2.58%	28.93
2020	10	23,587	1.96%	663,198	1.95%	28.12
2021	12	49,434	4.10%	1,596,034	4.70%	32.29
2022	4	20,055	1.66%	530,643	1.56%	26.46
2023	2	7,362	0.61%	129,298	0.38%	17.56
2025	1	3,120	0.26%	29,047	0.09%	9.31
2027	1	5,975	0.50%	358,500	1.06%	60.00
2030	1	3,745	0.31%	325,000	0.96%	86.78
2060	1	12,964	1.08%	625,000	1.84%	48.21
Total	326	1,204,574	100.00%	$33,975,764	100.00%	$28.21

Total Vacant	254,332
Total Square Feet	1,458,906

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Total Anchor and
Shop Tenants
m to m	3	5,354	0.13%	103,478	0.15%	19.33
2011	20	93,322	2.21%	2,196,241	3.19%	23.53
2012	57	518,980	12.30%	7,427,496	10.80%	14.31
2013	62	496,442	11.76%	8,931,324	12.99%	17.99
2014	59	453,110	10.74%	8,178,057	11.90%	18.05
2015	40	439,871	10.42%	6,742,226	9.81%	15.33
2016	39	331,525	7.85%	5,030,140	7.32%	15.17
2017	18	213,446	5.06%	5,329,418	7.75%	24.97
2018	27	446,024	10.57%	7,195,104	10.47%	16.13
2019	20	166,788	3.95%	1,950,434	2.84%	11.69
2020	15	256,937	6.09%	2,984,294	4.34%	11.61
2021	18	297,740	7.05%	3,979,154	5.79%	13.36
2022	6	89,892	2.13%	2,230,643	3.24%	24.81
2023	2	7,362	0.17%	129,298	0.19%	17.56
2024	3	188,506	4.47%	3,273,048	4.76%	17.36
2025	1	3,120	0.07%	29,047	0.04%	9.31
2027	1	5,975	0.14%	358,500	0.52%	60.00
2028	4	189,509	4.49%	1,723,404	2.51%	9.09
2030	1	3,745	0.09%	325,000	0.47%	86.78
2060	1	12,964	0.31%	625,000	0.91%	48.21
Total	397	4,220,612	100.00%	68,741,306	100.00%	16.29

Anchor GLA Owned by Tenants	254,916
Total Vacant	468,668
Total Square Feet	4,944,196

Core Portfolio - New and Renewal Rent Spreads 1
Based on Lease Execution Dates

	Year to date		3 months ended		3 months ended		3 months ended
	September 30, 2011		September 30, 2011		June 30, 2011		March 31, 2011
	Cash2	GAAP3	Cash2	GAAP3	Cash2	GAAP3	Cash2	GAAP3
New leases
Number of new leases commencing	20	20	8	8	2	2	10	10
GLA	134,384	134,384	34,957	34,957	3,154	3,154	96,273	96,273
New base rent	$16.92	$17.18	$22.08	$22.60	$24.43	$25.07	$14.80	$14.95
Previous base rent (and percentage rent)	$15.65	$15.28	$14.94	$14.75	$40.52	$37.69	$15.10	$14.74
Percentage growth in base rent	8.1%	12.4%	47.8%	53.2%	-39.7%	-33.5%	-2.0%	1.4%
Average cost per square foot	$69.74	$69.74	$75.96	$75.96	$69.74	$69.74	$67.48	$67.48
Weighted Average Lease Term (years)	8.3	8.3	9.5	9.5	8.2	8.2	7.8	7.8

Renewal leases
Number of renewal leases commencing	24	24	10	10	8	8	6	6
GLA	174,858	174,858	22,159	22,159	123,099	123,099	29,600	29,600
New base rent	$12.90	$13.11	$26.82	$27.16	$9.95	$10.16	$14.72	$14.84
Expiring base rent (and percentage rent)	$12.87	$12.50	$27.60	$26.66	$9.54	$9.25	$15.71	$15.40
Percentage growth in base rent	0.2%	4.9%	-2.8%	1.9%	4.3%	9.8%	-6.3%	-3.6%
Average cost per square foot	$0.09	$0.09	$0.00	$0.00	$0.00	$0.00	$0.51	$0.51
Weighted Average Lease Term (years)	4.7	4.7	3.5	3.5	4.6	4.6	6.0	6.0

Total new and renewal Leases
Number of new and renewal leases commencing	44	44	18	18	10	10	16	16
GLA commencing	309,242	309,242	57,116	57,116	126,253	126,253	125,873	125,873
New base rent	$14.64	$14.88	$23.92	$24.37	$10.31	$10.53	$14.78	$14.92
Expiring base rent (and percentage rent)	$14.08	$13.71	$19.85	$19.37	$10.31	$9.96	$15.24	$14.90
Percentage growth in base rent	4.0%	8.5%	20.5%	25.8%	0.0%	5.7%	-3.0%	0.2%
Average cost per square foot	$30.35	$30.35	$46.49	$46.49	$1.74	$1.74	$51.73	$51.73
Weighted Average Lease Term (years)	6.2	6.2	7.2	7.2	4.7	4.7	7.4	7.4

Notes:
1Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
3Rents are calculated on a straight-line basis.

Core Portfolio Capital Expenditures
Current Quarter and Year-to-Date

	Year-to-Date		Current Quarter	Prior Quarter	Prior Quarter

	Period ended		3 months ended	3 months ended	3 months ended	Prior Year ended
	September 30, 2011		September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Leasing Commissions	$1,077		$191	$411	$475	$671
Tenant Improvements	5,817	1	2,000	2,580	1,237	3,855
Capital Expenditures	218		-	-	218	146
Redevelopments	-				-	-
Total	$7,112		$2,191	$2,991	$1,930	$4,672

Notes:
1 Includes $2,800 of costs associated with the redevelopment of 2914 Third Avenue.

Property Demographics - Core
							3-Mile Radius2				5-Mile Radius2
				Trade Area	Base	Total	Total	#	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Classification	Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income	Pop.	HH	Income	Income
Core	239 Greenwich Avenue	Greenwich	CT	5	$1,554,663	16,834	64,308	23,814	125,719	162,508	135,320	48,542	122,962	156,902
Core	Elmwood Park Shopping Center	Elmwood Park	NJ	3	3,362,390	149,262	248,932	81,257	60,826	69,326	586,661	200,354	67,746	78,008
Core	A & P Shopping Plaza	Boonton	NJ	5	1,279,324	62,908	46,107	17,845	104,048	129,404	99,937	37,448	101,964	122,465
Core	Village Commons Shopping Center	Smithtown	NY	3	2,391,293	87,330	63,231	21,079	102,376	124,093	173,029	56,356	98,040	119,322
Core	The Branch Plaza	Smithtown	NY	3	1,561,519	126,212	64,812	21,738	103,946	126,961	191,293	61,590	94,383	113,936
Core	Amboy Road	Staten Island	NY	3	1,617,357	60,090	97,141	33,846	82,727	86,666	162,143	57,055	79,869	84,373
Core	Bartow Avenue	The Bronx	NY	2	439,246	14,676	273,331	99,165	49,510	59,160	575,057	206,470	47,306	57,042
Core	Pacesetter Park Shopping Center	Pomona	NY	3	1,097,747	96,380	19,646	6,760	101,782	120,862	99,896	29,978	87,372	107,422
Core	LA Fitness	Staten Island	NY	3	1,265,000	55,000	35,839	12,953	67,765	72,134	128,706	44,479	74,225	77,867
Core	West 54th Street	Manhattan	NY	1	2,644,875	9,693	42,128	25,011	91,410	155,737	160,333	90,051	93,753	164,270
Core	East 17th Street	Manhattan	NY	1	625,000	19,622	70,157	39,495	92,939	175,048	261,569	143,187	79,749	138,454
Core	Crossroads Shopping Center	White Plains	NY	3	5,689,212	309,487	107,610	40,014	99,898	116,168	213,143	77,239	117,243	135,295
Core	Mercer Street	New York	NY	1	372,000	6,225	48,262	20,078	76,510	134,753	209,871	90,080	70,637	119,525
Core	4401 White Plains Road	White Plains	NY	1	625,000	12,964	93,714	33,031	49,930	62,634	574,653	207,078	52,382	62,813
Core	Town Line Plaza	Rocky Hill	CT	3	1,669,771	206,346	45,422	18,687	75,874	82,339	150,566	58,641	66,002	73,788
Core	Methuen Shopping Center	Methuen	MA	5	958,689	130,021	91,440	33,166	48,242	56,292	194,882	72,424	55,911	64,367
Core	Crescent Plaza	Brockton	MA	3	1,576,543	218,141	96,005	32,593	53,420	62,806	161,182	55,405	59,665	68,969
Core	New Loudon Center	Latham	NY	5	1,959,124	255,673	42,239	16,004	63,599	76,258	151,343	61,547	55,150	67,252
Core	Walnut Hill Plaza	Woonsocket	RI	5	2,371,345	284,717	58,072	22,079	50,251	59,544	91,962	35,206	58,299	69,645
Core	The Gateway Shopping Center	So. Burlington	VT	3	1,733,487	101,627	49,599	20,331	51,135	64,086	74,461	30,538	54,695	67,272
Core	Hobson West Plaza	Naperville	IL	3	1,153,563	99,125	95,896	34,156	109,898	113,927	236,016	84,332	108,127	112,720
Core	Clark & Diversey	Chicago	IL	1	810,154	19,265	80,058	47,674	74,864	107,610	133,868	78,221	80,762	114,242
Core	West Diversey	Chicago	IL	1	1,357,463	46,259	57,904	37,481	66,689	94,576	361,880	198,507	70,933	100,699
Core	Chicago Urban/Street Retail Portfolio	Chicago	IL	1	1,278,486	24,374	62,509	32,901	91,769	141,038	494,291	234,742	71,739	100,859
Core	Merrillville Plaza	Hobart	IN	5	2,850,837	235,824	28,125	11,745	59,051	57,903	79,178	30,967	55,914	56,106
Core	Bloomfield Town Square	Bloomfield Hills	MI	5	2,241,882	235,585	58,074	22,758	88,141	102,572	157,331	61,379	95,034	105,404
Core	Mad River Station	Dayton	OH	5	1,374,035	125,984	57,875	25,349	66,903	70,623	154,785	55,374	69,503	74,465
Core	Marketplace of Absecon	Absecon	NJ	3	1,168,912	104,762	28,925	10,533	59,908	74,572	69,370	23,899	59,194	72,233
Core	Brandywine/Mkt Sq./Naamans Rd.	Wilmington	DE	3	15,988,381	997,006	110,839	45,584	63,729	68,575	188,535	76,355	72,069	74,895
Core	Mark Plaza	Edwardsville	PA	5	820,922	216,401	87,545	37,108	37,075	46,254	121,815	50,915	39,826	49,730
Core	Plaza 422	Lebanon	PA	3	795,852	156,279	44,076	18,114	42,329	44,905	63,493	25,552	47,678	49,724
Core	Route 6 Plaza	Honesdale	PA	5	1,174,010	175,519	7,948	3,467	36,983	47,590	12,024	5,030	39,415	49,983
Core	Chestnut Hill	Philadelphia	PA	3	164,483	40,570	147,322	60,592	63,508	79,148	396,137	159,190	61,052	77,569
Core	Abington Towne Center	Abington	PA	3	1,118,774	216,369	88,887	35,153	78,175	97,812	296,425	117,842	69,750	84,152
Core	Georgetown Portfolio	Georgetown	DC	1	1,649,967	27,666	37,072	18,448	80,669	137,674	306,482	147,883	70,715	110,008
Total Core 1
Weighted Average - Based on GLA							71,758	27,486	$67,325	$79,034	171,598	65,618	$68,265	$79,329
Weighted Average - Based on base rent							77,768	30,244	$74,310	$91,901	203,604	80,481	$75,241	$91,789

Notes:
1 Calculations have been pro-rated based on the Company's ownership % in joint ventures.
2 West 54th Street , East 17th Street & Mercer Street reflect .5 and 1 mile radius figures; Clark & Diversey reflects 1 and 1.5 mile radius figures; West Diversey,
4401 White Plains Rd, Chicago Urban/Street Retail Portfolio and Georgetown reflect 1 and 3 mile radius figures; LA Fitness and Bartow reflect 2 aned 3 mile radius figures.

Property Demographics - Funds
							3-Mile Radius2				5-Mile Radius2
				Trade Area	Base	Total	Total	#	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Classification	Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income	Pop.	HH	Income	Income
Fund I	Granville Center	Columbus	OH	3	579,337	134,997	111,765	47,215	55,123	56,507	270,244	110,564	61,798	64,113
Fund I	Tarrytown Shopping Center	Tarrytown	NY	2	908,439	34,979	22,110	8,246	86,276	112,075	35,192	12,933	89,621	116,661
Fund II	Pelham Manor Shopping Plaza	Westchester	NY	3	5,622,651	228,438	401,439	145,255	57,360	68,075	532,763	168,549	35,031	49,370
Fund II	400 East Fordham Road	The Bronx	NY	2	5,519,760	119,446	649,998	214,775	33,106	43,969	1,214,522	401,588	35,202	47,217
Fund II	Liberty Avenue	Queens	NY	1	844,305	26,125	91,638	28,967	53,392	62,024	338,406	102,483	50,598	60,663
Fund II	Canarsie	Brooklyn	NY	1	6,913,780	273,536	111,699	36,850	47,249	56,580	1,222,610	400,044	53,590	64,781
Fund II	216th Street	Manhattan	NY	1	2,460,000	60,000	160,656	54,093	38,123	51,821	948,832	311,867	35,661	48,955
Fund II	161st Street	The Bronx	NY	1	4,617,137	235,674	199,667	64,948	23,956	35,877	734,022	236,490	25,864	39,464
Fund III	Westport	Westport	CT	3	1,350,000	27,033	43,980	16,452	157,068	202,669	113,415	42,948	128,347	162,965
Fund III	Cortlandt Towne Center	Mohegan Lake	NY	3	9,379,844	641,211	36,790	11,992	98,885	106,063	89,641	30,347	90,138	100,808
Fund III	White City	Shrewsbury	MA	3	4,746,288	255,560	94,955	38,180	49,759	62,004	211,652	80,653	54,993	68,709
Fund III	White Oak	Silver Spring	MD	3	874,416	64,626	92,060	34,141	80,124	97,014	256,978	88,658	78,604	94,563
Fund III	Lincoln Road	Miami Beach	FL	3	2,578,777	61,443	60,730	35,165	44,469	73,128	213,203	100,137	40,684	60,999
Fund III	Heritage Shops	Chicago	IL	3	2,580,402	105,449	291,977	148,982	70,575	101,644	743,136	328,907	60,757	84,919

Fund I 1
Weighted Average - Based on GLA							93,323	39,199	$ 61,531	$ 67,937	221,893	90,481	$ 67,521	$ 74,922
Weighted Average - Based on base rent							57,033	23,425	$ 74,141	$ 90,430	126,750	50,963	$ 78,783	$ 96,192

Fund II - Urban In-Fill 1
Weighted Average - Based on GLA							284,503	96,990	$ 41,337	$ 52,190	870,291	282,719	$ 37,703	$ 50,561
Weighted Average - Based on base rent							319,354	108,253	$ 41,315	$ 52,204	913,800	297,786	$ 38,128	$ 50,847

Fund III 1
Weighted Average - Based on GLA							76,795	32,653	$ 84,201	$ 97,230	191,632	75,679	$ 78,222	$ 92,145
Weighted Average - Based on base rent							85,598	38,198	$ 82,405	$ 99,030	218,171	89,023	$ 75,793	$ 91,678

Total - Core and Funds1
Weighted Average - Based on GLA							80,767	30,672	$ 67,047	$ 78,711	201,060	75,098	$ 67,535	$ 78,759
Weighted Average - Based on base rent							97,309	36,915	$ 72,226	$ 89,208	260,337	98,058	$ 72,359	$ 88,567

Notes:
1 Does not include the Kroger/Safeway Portfolio. Calculations have been pro-rated based on the Company's ownership % in the joint venture.
2 Canarsie Plaza, 161st Street and Liberty Avenue reflect 1 and 2 mile radius figures, 216th St. reflects 1 and 3 mile radius figures and
Fordham Road reflects 2 aned 3 mile radius figures.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.